As filed with the Securities and Exchange Commission on March 28, 2000

                                                              File No. 333-61761
                                                              File No. 811-08963


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [X]
     Pre-Effective Amendment No.                                             [ ]
     Post-Effective Amendment No. 3                                          [X]
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [X]
     Amendment No. 5                                                         [X]

                      TIAA-CREF Life Separate Account VA-1
                           (Exact Name of Registrant)

                        TIAA-CREF Life Insurance Company
                               (Name of Depositor)
                                730 Third Avenue
                            New York, New York 10017
                                 (800) 842-2733
    (Address and Telephone Number of Depositor's Principal Executive Offices)

                             Peter C. Clapman, Esq.
                        TIAA-CREF Life Insurance Company
                                730 Third Avenue
                            New York, New York 10017
               (Name and Address of Agent for Service of Process)

                                    Copy to:
                              Steven B. Boehm, Esq.
                         Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                          Washington, D. C. 20004-2415

                 Approximate Date of Proposed Public Offering:
   As soon as practicable after effectiveness of the Registration Statement.

It is proposed that this filing will become effective (check appropriate box)

[ ] immediately upon filing pursuant to paragraph (b)
[ ] on April 1, 2000 pursuant to paragraph (b)
[X] 60 days after filing pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus


Personal Annuity Select

Individual Deferred Variable Annuity Contract Funded Through
TIAA-CREF Life Separate Account VA-1 of TIAA-CREF Life Insurance Company


April 3, 2000


This prospectus describes information you should know before investing in the Personal Annuity Select, an individual deferred variable annuity contract offered by TIAA-CREF Life Insurance Company (TIAA-CREF Life) and funded through the TIAA-CREF Life Separate Account VA-1 (the separate account). Before you invest, please read this prospectus carefully, along with the accompanying fund prospectus, and keep it for future reference.

The contract is designed for individual investors who desire to accumulate funds on a tax-deferred basis for retirement or other long-term investment purposes, and to receive future payment of those funds as lifetime income or through other payment options. Whether the contract or certain investment options are available to you is subject to approval by regulatory authorities in your state.

You may allocate premiums to a TIAA-CREF Life fixed account or to the separate account's five variable investment accounts which invest in the following funds of the TIAA-CREF Life Funds:

   - Growth Equity Fund
   - Growth & Income Fund
   - International Equity Fund
   - Stock Index Fund
   - Social Choice Equity Fund

As with all variable annuities, your accumulation in the variable component of your contract can increase or decrease, depending on how well the investment account's mutual fund investment performs over time. TIAA-CREF Life doesn't guarantee the investment performance of the funds or the investment accounts, and you bear the entire investment risk.

More information about the separate account and the contract is on file with the Securities and Exchange Commission (SEC) in a "Statement of Additional Information" (SAI) dated April 3, 2000. You can receive a free SAI by writing us at TIAA-CREF Life, 730 Third Avenue, New York, New York 10017-3206 (attention:
Central Services), or by calling 800 842-2733, extension 5509. The SAI is "incorporated by reference" into the prospectus; that means it's legally part of the prospectus. The SAI's table of contents is on the last page of this prospectus. The SEC maintains a Website (www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding the separate account.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

An investment in the contract is not a deposit of the TIAA-CREF Trust Company, FSB, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Table of Contents

3   Definitions
6   Summary
11  TIAA-CREF Life Insurance Company and TIAA
11  The Separate Account
12  TIAA-CREF Life Funds
14  Adding and Closing Accounts or Substituting Investment Portfolios; Adding
    or Deleting Income Methods
14  The Contract--The Accumulation Period
20  Charges
22  The Contract--The Annuity Period
26  Death Benefits
28  Timing of Payments
29  Federal Income Taxes
32  Condensed Financial Information; Performance Information
33  General Matters
35  Distributing the Contracts
35  Legal Proceedings
36  Table of Contents for the Statement of Additional Information


This prospectus outlines the terms of the variable annuity issued by TIAA-CREF Life. It doesn't constitute an offering in any jurisdiction where such an offering can't lawfully be made. No dealer, salesman, or anyone else is authorized to give any information or to make any representation about this offering other than what is contained in this prospectus. If anyone does so, you shouldn't rely on it.

Definitions

Throughout the prospectus, "TIAA-CREF Life," "we," and "our" refer to TIAA-CREF Life Insurance Company. "You" and "your" mean any contractowner or any prospective contractowner.

The terms and phrases below are defined so you'll know precisely how we're using them. To understand some definitions, you may have to refer to other defined terms.

1940 Act.
The Investment Company Act of 1940, as amended.

Accumulation.
The total value of your accumulation units.

Accumulation Period.
The period that begins with your first premium and continues as long as you still have an amount accumulated in either the separate account or the fixed account.

Accumulation Unit.
A share of participation in the separate account.

Annuitant.
The natural person whose life is used in determining the annuity payments to be received. The annuitant may be the contractowner or another person.

Annuity Partner.
The natural person whose life is used in determining the annuity payments to be received under a survivor income option if the annuitant dies. The annuity partner is also known as the second annuitant.

Annuity Unit.
A measure used to calculate the amount of annuity payments due a contractowner.

Beneficiary.
Any person or institution named to receive benefits if you die during the accumulation period or if you die while any annuity income or death benefit payments remain due. You don't have to name the same beneficiary for both of these two situations.

Business Day.
Any day the New York Stock Exchange (NYSE) is open for trading. A business day ends at 4 p.m. Eastern Time, or when trading closes on the NYSE, if earlier.

Calendar Day.
Any day of the year. Calendar days end at the same time as business days.


Commuted Value.
The present value of annuity payments used when an annuity will be paid in a lump sum instead of a series of payments. For the fixed account, the commuted value is the sum of payments less the interest that would have been earned from the effective date of the commuted value calculation to the date each payment would have been made. For any variable option annuity, the commuted value is based on interest at an effective annual rate of 4%, calculated using the amounts that would have been paid if periodic payments were to continue and the annuity unit value used for each payment equaled the value as of the effective date of the calculation.


Contract.
The fixed and variable components of the individual, flexible premium, deferred annuity described in this prospectus.

Contractowner.
The person (or persons) who controls all the rights and benefits under a contract.

Fixed Account.
The component of the contract guaranteeing principal plus a specified rate of interest supported by assets in TIAA-CREF Life's general account.

General Account.
All of TIAA-CREF Life's assets other than those allocated to the separate account or to any other TIAA-CREF Life separate account.

Income Change Method.
How you choose to have your variable annuity payments revalued. Under the annual income change method, your payments are revalued once each year. Under the monthly income change method, your payments are revalued every month.

Income Option.
Any of the ways you can receive annuity income, which must be from the fixed account.

Internal Revenue Code (IRC).
The Internal Revenue Code of 1986, as amended.

Premium.
Any amount you invest in the contract.

Separate Account.
TIAA-CREF Life Separate Account VA-1, which was established by TIAA-CREF Life under New York State law to fund your variable annuity. The separate account holds its assets apart from TIAA-CREF Life's other assets.

Survivor Income Option.
An option that continues lifetime annuity payments as long as either the annuitant or the annuity partner is alive.

TIAA.
Teachers Insurance and Annuity Association of America. TIAA-CREF Life is an indirect wholly owned subsidiary of TIAA.

TIAA-CREF Life.
TIAA-CREF Life Insurance Company.

Valuation Day.
Any day the NYSE is open for trading, as well as the last calendar day of each month. Valuation days end as of the close of all U.S. national exchanges where securities or other investments of the separate account are principally traded. Valuation days that aren't business days end at 4 p.m. Eastern Time.

Summary

Read this summary together with the detailed information you'll find in the rest of the prospectus.

What is the Personal Annuity Select?

Personal Annuity Select is an annuity product that allows individual investors to accumulate funds on a tax-deferred basis for retirement or other long-term investment purposes, and to receive future payment based on the amounts accumulated as lifetime income or through other payment options.

Under the Personal Annuity Select contract, you may allocate your premiums to a TIAA-CREF Life fixed account or to a TIAA-CREF Life separate account, which consists of five variable investment accounts that invest in underlying mutual funds. As with all variable annuities, your accumulation in the variable component of your contract can increase or decrease, depending on how well the fund underlying the investment account performs over time. TIAA-CREF Life doesn't guarantee the investment performance of the funds or the investment accounts, and you bear the entire investment risk.

The contract accepts only after-tax dollars, which means your premiums can't be excluded from your gross income for tax purposes. However, earnings on your accumulations in the separate account aren't taxed until withdrawn or paid as annuity income. The contract is available to you provided it has been approved by the insurance department of your state of residence. Approvals are pending in certain jurisdictions.

What expenses must I currently pay under the contract?

Here's a summary of the direct and indirect expenses you must currently pay under the contract.



Contractowner Transaction Expenses
Sales load imposed on purchases (as a percentage of premiums)      None
-----------------------------------------------------------------------
Deferred sales load (as a percentage of premiums or
 amount surrendered, as applicable)                                None
-----------------------------------------------------------------------
Premium taxes                                                 See below(1)
-----------------------------------------------------------------------
Surrender fees (as a percentage of amount surrendered)             None
-----------------------------------------------------------------------
Exchange fee                                                       None
-----------------------------------------------------------------------
Annual Contract Expenses                                           None
-----------------------------------------------------------------------
Separate Account Annual Expenses
  (as a percentage of average account value)
Mortality and expense risk charge (current)(2)                    0.10%
-----------------------------------------------------------------------
Administrative expense charge (2)                                 0.20%
-----------------------------------------------------------------------
Total separate account annual charges (after fee waiver)(2)       0.30%
-----------------------------------------------------------------------
Fund Annual Expenses (as a percentage of fund average net assets)
TIAA-CREF Life Funds
Growth Equity Fund
Management fee (investment advisory) (after fee waiver) (3)       0.25%
-----------------------------------------------------------------------
Other expenses                                                     None
-----------------------------------------------------------------------
Total fund annual expenses (after fee waiver)(3)                  0.25%
-----------------------------------------------------------------------
Total Separate Account and Fund Annual Expenses(2)(3)(4)          0.55%
-----------------------------------------------------------------------
Growth & Income Fund
Management fee (investment advisory) (after fee waiver) (3)       0.23%
-----------------------------------------------------------------------
Other expenses                                                     None
-----------------------------------------------------------------------
Total fund annual expenses (after fee waiver)(3)                  0.23%
-----------------------------------------------------------------------
Total Separate Account and Fund Annual Expenses(2)(3)(4)          0.53%
-----------------------------------------------------------------------
International Equity Fund
Management fee (investment advisory) (after fee waiver) (3)       0.29%
-----------------------------------------------------------------------
Other expenses                                                     None
-----------------------------------------------------------------------
Total fund annual expenses (after fee waiver)(3)                  0.29%
-----------------------------------------------------------------------
Total Separate Account and Fund Annual Expenses(2)(3)(4)          0.59%
-----------------------------------------------------------------------

Stock Index Fund
Management fee (investment advisory) (after fee waiver) (3)       0.07%
-----------------------------------------------------------------------
Other expenses                                                     None
-----------------------------------------------------------------------
Total fund annual expenses (after fee waiver)(3)                  0.07%
-----------------------------------------------------------------------
Total Separate Account and Fund Annual Expenses(2)(3)(4)          0.37%
-----------------------------------------------------------------------
Social Choice Equity Fund
Management fee (investment advisory) (after fee waiver) (3)       0.18%
-----------------------------------------------------------------------
Other expenses                                                     None
-----------------------------------------------------------------------
Total fund annual expenses (after fee waiver)(3)                  0.18%
-----------------------------------------------------------------------
Total Separate Account and Fund Annual Expenses(2)(3)(4)          0.48%
-----------------------------------------------------------------------

Fund expenses are deducted by the underlying mutual fund before it provides TIAA-CREF Life with the daily net asset value. TIAA-CREF Life then deducts separate account charges from the net asset value to calculate the unit value of the corresponding investment account.

(1) Several states assess premium taxes on premiums paid under the contract. Where TIAA-CREF Life is required to pay this premium tax, it may deduct the amount of the premium tax paid from any premium payment. In the remaining states that assess premium taxes, a deduction will be made only upon annuitization, death of the owner, or surrender. See "Other Charges and Expenses," page 21.
(2) Although the total separate account charges stated under the contract are 1.20% per year, TIAA-CREF Life has waived these charges to 0.30%. TIAA-CREF Life will provide at least three months' notice before it raises these charges.
(3) Teachers Advisors, Inc. (Advisors), the investment adviser for each of the TIAA-CREF Life Funds, has agreed to waive a portion of its fee. Without these waivers, total fund annual expenses would be 0.46% for the Growth Equity Fund, 0.44% for the Growth & Income Fund, 0.53% for the International Equity Fund, 0.30% for the Stock Index Fund, and 0.39% for the Social Choice Equity Fund. This waiver is contractual and will remain in effect until April 1, 2003.
(4) If TIAA-CREF Life and Advisors imposed the full amount of the administrative expense, mortality and expense risk and investment advisory charges, total annual separate account and fund expenses would be 1.66% for the Growth Equity Fund, 1.64% for the Growth & Income Fund, 1.73% for the International Equity Fund, 1.50% for the Stock Index Fund, and 1.59% for the Social Choice Equity Fund.

We will provide at least three months' notice before we raise any of these charges.

The next table gives an example of the expenses you'd incur on a hypothetical investment of $1,000 in each of the investment accounts offered under your contract over several periods. The table assumes a 5% annual return on assets and that the current fee waivers are in place.


                                   1 Year     3 Years     5 Years    10 Years
-----------------------------------------------------------------------------
Growth Equity Account               $6         $18         $31         $69
-----------------------------------------------------------------------------
Growth & Income Account             $5         $17         $30         $66
-----------------------------------------------------------------------------
International Equity Account        $6         $19         $33         $74
-----------------------------------------------------------------------------
Stock Index Account                 $4         $12         $21         $47
-----------------------------------------------------------------------------
Social Choice Equity Account        $5         $15         $27         $60
-----------------------------------------------------------------------------


These tables are to help you understand the various expenses you would bear directly or indirectly as an owner of a contract. Remember that they don't represent actual past or future expenses or investment performance. Actual expenses may be higher or lower. For more information, see "Charges," page 20.

How do I purchase a contract?

To purchase a contract, you must complete an application and make an initial payment of at least $250, or $25 under an automatic investment plan using Electronic Funds Transfer (EFT). Additional contributions must be at least $25. For details, see "Purchasing a Contract and Remitting Premiums," page 14.

Can I cancel my contract?

You can examine the contract and return it to TIAA-CREF Life for a refund, until the end of the "free look" period specified in your contract (which is a minimum of 10 days, but varies by state). In states that permit it, we'll refund the accumulation value calculated on the date that you returned the contract and the refund request to us. (Note that the value of your initial premium may have gone down during the period.) In states that don't allow us to refund accumulation value only, we'll refund the premiums you paid to the contract. We will consider the contract returned on the date it's postmarked and properly addressed with postage pre-paid or, if it's not postmarked, on the day we receive it. We will send you the refund within 7 days after we get written notice of cancellation and the return contract. If you live in a state that requires refund of premiums, your total of premiums and transfers allocated to the separate account during the "free look" period can't exceed $10,000. For details, see "Purchasing a Contract and Remitting Premiums," page 14.

Can I transfer among the investment options or make cash withdrawals from the contract?

Currently, you can transfer funds from the variable investment accounts to the fixed account and among the variable investment account options as often as you like (except from the International Equity Account, as described below). Beginning July 15, 2000, our transfer policy will change so that you may not make more than two transfers from the International Equity Account in any 90-day period. (We may impose further restrictions in the future, or take other steps to discourage market timing). You can transfer from the fixed account to the variable investment accounts no more than once every 180 days. All transfers must be for at least $250 or your entire account balance. All cash withdrawals must be for at least $1,000 or your entire account balance. For details, see page 18.

Cash withdrawals may be taxed and you may have to pay a tax penalty if you want to make a cash withdrawal before age 59 1/2.

What are my options for receiving annuity payments under the contract?

Annuity payments currently are only available from the fixed account. Beginning late in the year 2000, subject to regulatory approval, you also may choose to receive variable annuity payments out of any of the variable investment accounts. The contract offers a variety of annuity options, including: One-Life Annuities, which pay income as long as you live or until the end of a specified guaranteed period, whichever is longer; Fixed-Period Annuities, which pay income for a period of between 2 and 30 years; and Two-Life Annuities, which pay income to you as long as you live, then continue at either the same or a reduced level for the life of your annuity partner or until the end of a specified guaranteed period, which is greater. For details, see "The Contract--the Annuity Period," page 22.

What death benefits are available under the contract?

If you die before receiving annuity payments, your beneficiary can receive a death benefit, paid out of the fixed account. The amount of the death benefit will be the greater of the amounts you've accumulated in your accounts or the total premiums paid under your contract (less any cash withdrawals). For details, see "Death Benefits," page 26.

TIAA-CREF Life Insurance Company and TIAA

The contracts are issued by TIAA-CREF Life Insurance Company, a stock life insurance company organized under the laws of the State of New York on November 20, 1996. All of the stock of TIAA-CREF Life is held by TIAA-CREF Enterprises, Inc., a wholly-owned subsidiary of Teachers Insurance and Annuity Association of America (TIAA). TIAA-CREF Life's headquarters are at 730 Third Avenue, New York, New York 10017-3206.


TIAA, is a stock life insurance company, organized under the laws of the State of New York. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. TIAA is the companion organization of the College Retirement Equities Fund (CREF), the first company in the United States to issue a variable annuity. CREF is a nonprofit membership corporation established in the State of New York in 1952. Together, TIAA and CREF, serving approximately
2.2 million people, form the principal retirement system for the nation's education and research communities and one of the largest retirement systems in the world, based on assets under management. As of December 31, 1999, TIAA's assets were approximately $110 billion; the combined assets for TIAA and CREF totalled approximately $288 billion (although neither TIAA nor CREF stands behind TIAA-CREF Life's guarantees).



The Separate Account

On July 27, 1998, TIAA-CREF Life established TIAA-CREF Life Separate Account VA-1 as a separate investment account under New York law. The separate account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act). As part of TIAA-CREF Life, the separate account is also subject to regulation by the State of New York Insurance Department (NYID) and the insurance departments of some other jurisdictions in which the contracts are offered (see the SAI).

Although TIAA-CREF Life owns the assets of the separate account, and the obligations under the contracts are obligations of TIAA-CREF Life, the separate account's income, investment gains, and investment losses are credited to or charged against the assets of the separate account without regard to TIAA-CREF Life's other income, gains, or losses. Under New York law, we can't charge the separate account with liabilities incurred by any other TIAA-CREF Life separate account or other business activity TIAA-CREF Life may undertake.

The separate account currently has five subaccounts, or investment accounts, which invest in shares of the funds of the TIAA-CREF Life Funds. The TIAA-CREF Life Funds are described briefly below.


TIAA-CREF Life Funds

General

TIAA-CREF Life Funds is an open-end management investment company that was organized as a business trust under Delaware law on August 13, 1998. The TIAA-CREF Life Funds currently consists of the following five investment portfolios but may add other portfolios in the future.

The Growth Equity Fund seeks a favorable long-term return, mainly through capital appreciation, primarily from a diversified portfolio of common stocks that present the opportunity for exceptional growth.

The Growth & Income Fund seeks a favorable long-term return through capital appreciation and investment income, by investing in a broadly diversified portfolio of common stocks selected for their investment potential.

The International Equity Fund seeks favorable long-term returns, mainly through capital appreciation, by investing in a broadly diversified portfolio of primarily foreign equity investments.

The Stock Index Fund seeks a favorable long-term rate of return from a diversified portfolio selected to track the overall market for common stocks publicly traded in the U.S., as represented by a broad stock market index.

The Social Choice Equity Fund seeks a favorable long-term rate of return that tracks the investment performance of the U.S. stock market while giving special consideration to certain social criteria.

Fund Prospectus

The investment objective, techniques and restrictions of the TIAA-CREF Life Funds are described fully in its prospectus and SAI. A copy of the prospectus or a profile of that prospectus accompanies this prospectus. The prospectus and SAI of the TIAA-CREF Life Funds may be obtained by writing TIAA-CREF Life Funds, 730 Third Avenue, New York, New York 10017-3206, or by calling 800 842-2733, extension 5509. You should read the prospectus for the TIAA-CREF Life Funds carefully before investing in the separate account.

Investment Management

Teachers Advisors, Inc. (Advisors), an indirect subsidiary of TIAA, manages the assets of the TIAA-CREF Life Funds. Advisors also manages the Stock Index Account of the TIAA Separate Account VA-1, TIAA-CREF Mutual Funds, and TIAA-CREF Institutional Mutual Funds. The same personnel also manages the CREF accounts on behalf of TIAA-CREF Investment Management, LLC, an investment adviser which is also a TIAA subsidiary.

Voting Rights

The separate account is the legal owner of the shares of the funds of the TIAA-CREF Life Funds offered through your contract. It therefore has the right to vote its shares at any meeting of the TIAA-CREF Life Funds' shareholders. The TIAA-CREF Life Funds doesn't plan to hold annual meetings of shareholders. However, if and when shareholder meetings are held, we will give you the right to instruct us how to vote the shares attributable to your contract. If we don't receive timely instructions, your shares will be voted by TIAA-CREF Life in the same proportion as the voting instructions received on all outstanding contracts. TIAA-CREF Life may vote the shares of the funds in its own right in some cases, if it determines that it may legally do so.

The number of fund shares attributable to you is determined by dividing your interest in the applicable investment account by the net asset value of the underlying fund.

Adding and Closing Accounts or
Substituting Investment Portfolios; Adding or
Deleting Income Methods

We can add new investment accounts in the future that would invest in other fund portfolios or other funds. We don't guarantee that the separate account, any existing investment account or any investment account added in the future, will always be available. We reserve the right to add or close accounts, substitute one investment portfolio for another, combine accounts or investment portfolios, or add, delete or stop providing income options from any investment account. We can also stop or start providing income-paying annuities under either the annual or monthly income change method from any current or future investment account. We can also make any changes to the separate account or to the contract required by applicable laws relating to annuities or otherwise. TIAA-CREF Life can make these and some other changes at its discretion, subject to NYID and SEC approval as required. The separate account can (i) operate under the Investment Company Act of 1940 as an investment company, or in any other form permitted by law,
(ii) deregister under the 1940 Act if registration is no longer required, or
(iii) combine with other separate accounts. As permitted by law, TIAA-CREF Life may transfer the separate account assets to another separate account or account of TIAA-CREF Life or another insurance company or transfer the contract to another insurance company.



The Contract--the Accumulation Period

The contract is an individual flexible-premium (you can contribute varying amounts) deferred annuity that accepts only after-tax dollars. The rights and benefits under the variable component of the contract are summarized below. However, the descriptions you read here are qualified entirely by the contract itself. We plan on offering the contract in all fifty states, the District of Columbia and the United States Virgin Islands, although currently the contract will not be available to residents in those states where we haven't yet received regulatory approval.

Purchasing a Contract and Remitting Premiums

Initial Premiums. We'll issue you a contract as soon as we receive your completed application and your initial premium at our home office. Please send your check, payable to TIAA-CREF Life Insurance Company, along with the application to:

   TIAA-CREF
   P.O. Box 530189
   Atlanta, GA 30353-0189

Initial premiums must be for at least $250. However, you may establish an automatic investment plan using electronic funds transfers with a minimum investment of $25 by completing an authorization form. (The initial payment must be made by check.) We will credit your initial premium within two business days after we receive all necessary information or the premium itself, whichever is later. If we don't have the necessary information within five business days, we'll return your initial premium unless you instruct us otherwise upon being contacted.

Additional Premiums. Subsequent premiums must be for at least $25. Send a check, payable to TIAA-CREF Life Insurance Company, along with a personalized payment coupon (supplied upon purchasing a contract) to:

   TIAA-CREF
   Personal Annuity Premiums
   P.O. Box 530195
   Atlanta, GA 30353-0195

If you don't have a coupon, use a separate piece of paper to give us your name, address and contract number. These premiums will be credited as of the business day we receive them, and allocated in the same way as your prior premiums, unless you instruct otherwise. Currently, TIAA-CREF Life will accept premiums at any time both the contractowner and the annuitant are living and your contract is in the accumulation period. However, we reserve the right not to accept premiums under this contract after you have been given three months' notice.

Electronic Payment. You may make initial or subsequent investments by electronic payment. A federal wire is usually received the same day and an ACH is usually received by the second day after transmission. Be aware that your bank may charge you a fee to wire funds, although ACH is usually less expensive than a federal wire. Here's what you need to do:

1. If you are sending in an initial premium, send us your application;

2. Instruct your bank to wire money to:

   Citibank, N.A.
   ABA Number 021000089
   New York, NY
   Account of: TIAA-CREF Life Insurance Company
   Account Number: 4068-4865

3. Specify on the wire:
   - Your name, address and Social Security Number(s) or Taxpayer Identification Number
  - Indicate if this is for a new application or existing contract (provide contract number if existing)

Certain Restrictions. Except as described below, the contract doesn't restrict how large your premiums are or how often you send them, although we reserve the right to impose restrictions in the future. Your total premiums and transfers to the variable investment accounts during the "free look" period can't exceed $10,000 if you live in any of the following states:

                        "Free Look"
Jurisdiction          Period (days)
-----------------------------------
Georgia                    10
Idaho                      20
Louisiana                  10
Massachusetts              10
Michigan                   10
Missouri                   10
Nebraska                   10
Nevada                     10
New Jersey                 10
North Carolina             10
Oklahoma                   10
Rhode Island               10
South Carolina             31
Texas                      10
Utah                       10
Washington                 10
West Virginia              10
-----------------------------------

In addition, total premiums and transfers to the fixed account in any 12-month period could be limited to $300,000. Call us for more information.

Accumulation Units


The premiums you allocate or transfers you make to the variable investment accounts purchase accumulation units. We calculate how many accumulation units to credit by dividing the amount allocated or transferred to the particular variable investment account by its accumulation unit value calculated at the close of the business day when we received your premium or completed transfer request. We may use a later business day for your initial premium. To determine how many accumulation units to subtract for transfers out and cash withdrawals, we use the unit value for the business day when we receive your completed transaction request and all required information and documents (unless you've chosen a later date).

The value of the accumulation units will depend mainly on the investment experience of the underlying investment fund, though the unit value reflects expense deductions from assets by TIAA-CREF Life. We calculate the unit value at the close of each valuation day. We multiply the previous day's unit value by the net investment factor for the pertinent investment account of the separate account. The net investment factor reflects, for the most part, changes in the net asset value of the shares of the fund held by the investment account, and investment income and capital gains distributed to the investment account. The net investment factor is decreased by the separate account expense and risk charges.

The Fixed Account

This prospectus provides information mainly about the contract's variable component. Following is a brief description of the fixed account.

You can allocate premiums to the fixed account or transfer from the variable investment accounts to the fixed account at any time. Premiums allocated and amounts transferred to the fixed account become part of the general account assets of TIAA-CREF Life, which support various insurance and annuity obligations. The general account includes all the assets of TIAA-CREF Life, except those in the separate account (i.e., the variable investment accounts) or in any other TIAA-CREF Life separate account. Interests in the fixed account have not been registered under the Securities Act of 1933 (the 1933 Act), nor is the fixed account registered as an investment company under the 1940 Act. Neither the fixed account nor any interests therein are generally subject to the 1933 Act or 1940 Act.

Currently, TIAA-CREF Life guarantees that amounts in the fixed account will earn interest of at least 3 percent per year. At its discretion, TIAA-CREF Life can credit amounts in the fixed account with interest at a higher rate than 3 percent per year.

For details about the fixed account, see your contract.

Transfers


You can transfer some (at least $250 at a time) or all of the amount you accumulate under your contract among the separate account's variable investment accounts and from those accounts to the fixed account. Currently, we don't charge you for transfers or limit the number of transfers you may make from the fixed account to a variable investment account or among the variable investment accounts (except from the International Equity Account, as described below). Beginning July 15, 2000, our transfer policy will change so that you may not make more than two transfers from the International Equity Account in any 90-day period. We reserve the right to further limit transfers from any of the investment accounts in the future to as little as one transfer every 90 days. Transfers from the fixed account to any of the variable investment accounts are limited to once every 180 days. TIAA-CREF Life may defer a transfer from the fixed account for up to six months.



Market Timing

There are contractowners who may try to profit from transferring money back and forth among investment accounts in an effort to "time" the market. As money is shifted in and out of these accounts, we incur transaction costs and the underlying funds incur expenses for buying and selling securities. These costs are borne by all contractowners, including long-term investors who do not generate the costs. To discourage this market-timing activity, we could, in addition to imposing restrictions on the number of transfers allowed in a given period, among other things, limit a contractowner's ability to make transfers by telephone, fax or over the Internet.


Cash Withdrawals

You can withdraw some or all of your accumulation in the variable investment accounts. Cash withdrawals must be for at least $1,000 (or your entire accumulation, if less). We reserve the right to cancel any contract where no premiums have been paid to either the separate account or the fixed account for three years and your total amount in the separate account and the fixed account falls below $250. Currently, there's no charge for cash withdrawals.

If you withdraw your entire accumulation in the separate account and the fixed account, we'll cancel your contract and all of our obligations to you under the contract will end.

General Considerations for All Transfers and Cash Withdrawals

You can tell us how much you want to transfer or withdraw in dollars, accumulation units, or as a percentage of your accumulation.

Transfers and cash withdrawals are effective at the end of the business day we receive your request and any required information and documentation. Transfers and cash withdrawals made at any time other than during a business day will be effective at the close of the next business day. You can also defer the effective date of a transfer or cash withdrawal to a future business day acceptable to us. Transfers to the fixed account begin participating on the day after the business day we receive your transfer request and any required information and documentation.

To request a transfer, write to TIAA-CREF Life's home office, call our Automated Telephone Service at 800 842-2252 (there is an option to speak with a live person, if you wish), or use our Inter/ACT service over the Internet at www.tiaa-cref.org. If you make a telephone or Internet transfer at any time other than during a business day, it will be effective at the close of the next business day. We can suspend or terminate your ability to transfer by telephone, fax, or over the Internet at any time for any reason.

Tax Issues

Make sure you understand the possible federal and other income tax consequences of transfers and cash withdrawals. Cash withdrawals are usually taxed at the rates for ordinary income--i.e., they are not treated as capital gains. Withdrawals before age 59 1/2 may subject you to early-distribution taxes as well. For details, see "Federal Income Taxes," page 29.

Charges


Separate Account Charges

We deduct charges each valuation day from the assets of each variable investment account for various services required to administer the separate account and the contracts and to cover certain insurance risks borne by TIAA-CREF Life. The contract allows for total separate account charges (i.e., administrative expense and mortality and expense risk charges) of 1.20 percent of net assets of each variable investment account annually. TIAA-CREF Life has waived a portion of the mortality and expense risk charges so that current separate account charges total 0.30 percent of net assets annually. While TIAA-CREF Life reserves the right to increase the separate account charges at any time, we will provide at least three months' notice before any raise.

Administrative Expense Charge. This charge is for administration and operations, such as allocating premiums and administering accumulations. The daily deduction is equivalent to 0.20 percent of net assets annually.

Mortality and Expense Risk Charge. TIAA-CREF Life imposes a daily charge as compensation for bearing certain mortality and expense risks in connection with the contract. The current daily deduction is equal to 0.10 percent of net assets annually.

TIAA-CREF Life's mortality risks come from its obligations under the contract to make annuity payments and to pay death benefits before the annuity starting date. This assures that the amount of your annuity payments won't be affected by how long you live or whether there is any collective change in life expectancy by those receiving annuity payments. TIAA-CREF Life also bears a risk in connection with its death benefit guarantee, since a death benefit may be more than the actual amount of an accumulation at the time when it's payable.

TIAA-CREF Life's expense risk is the possibility that TIAA-CREF Life's expenses for administering the contract and the separate account will be higher than the amount recovered through the administrative expense deduction.

If the mortality and expense risk charge allowed under the contract isn't enough to cover TIAA-CREF Life's costs, TIAA-CREF Life will absorb the deficit. On the other hand, if the charge more than covers costs, TIAA-CREF Life will profit. TIAA-CREF Life will pay a fee from its general account assets, which may include amounts derived from the mortality and expense risk charge, to Teachers Personal Investors Services, Inc. (TPIS), the principal distributor of the variable component of the contract.

Other Charges and Expenses


Fund Expenses. Certain deductions and expenses of the underlying funds are paid out of the assets of the TIAA-CREF Life Funds. These expenses include charges for investment advice, portfolio accounting, custody, and similar services provided for the fund. Advisors is entitled to an annual fee based on a percentage of the average daily net assets of each fund, under an investment management agreement between Advisors and the TIAA-CREF Life Funds. Advisors has agreed to waive a portion of the fees for each fund. These waivers are contractual and will remain in effect until April 1, 2003. The fund fees with and without waivers are as follows:

                                   Current
                                Fund Expenses       Fund Expenses
                                (with waiver)    (without waiver)
-----------------------------------------------------------------
Growth Equity Fund                  0.25%             0.46%
-----------------------------------------------------------------
Growth & Income Fund                0.23%             0.44%
-----------------------------------------------------------------
International Equity Fund           0.29%             0.53%
-----------------------------------------------------------------
Stock Index Fund                    0.07%             0.30%
-----------------------------------------------------------------
Social Choice Equity Fund           0.18%             0.39%
-----------------------------------------------------------------


For more on underlying fund deductions and expenses, read the TIAA-CREF Life Funds prospectus.

No Deductions from Premiums. The contract provides for no front-end charges.

Premium Taxes. Currently, residents of several states may be subject to premium taxes on their contract. We normally will deduct any charges for premium taxes from your accumulation when it's applied to provide annuity payments. However, if a jurisdiction requires that premium taxes be paid at other times, such as when premiums are paid or when cash withdrawals are taken, we'll deduct premium taxes then. State premium taxes currently range from 1.00 percent to 3.50 percent of premium payments.

The Contract--the Annuity Period


You can apply your contract accumulations to provide you with annuity payments. All annuity payments currently are paid from the fixed account. Beginning late in the year 2000, subject to regulatory approval, you also may choose to receive variable annuity payments paid out of any of the variable investment accounts. Annuity payments will be based, among other things, on the amount of your accumulation, your choice of income option, and your choice among the fixed and variable payout options (when variable options are available). In the case of variable payments, your payments will also be based on the investment returns of the fund(s) underlying the variable investment account(s) you choose and the income change method you choose. Annuity payments will usually be paid once a month. If your annuity payments would be less than $100 a month, we may make annuity payments less frequently than that. The total value of annuity payments made to you may be more or less than the total premiums you paid under the contract.

When Annuity Payments Begin

Generally you pick the date when you want annuity payments to begin when you first apply for a contract. The date you choose can't be later than the annuitant's 90th birthday. You can choose or change this annuity starting date at any time before annuity payments begin. In any case, the annuity starting date will be the first day of a month and can't be earlier than fourteen months after the day your contract is issued. Your first annuity check may be delayed while we process your choice of income options and calculate the amount of your initial payment.

For payments to begin on the annuity starting date you chose, we must have received all information and documentation necessary for the income option you've picked. If we haven't received all the necessary information, we'll defer the annuity starting date until the first day of the month after the information has reached us, but not beyond the annuitant's 90th birthday. If you haven't picked an income option by then or if we have not otherwise received all the necessary information, we will begin payments under a One-Life Annuity with, if allowed under federal tax law, a ten year guaranteed period. The payments will be made out of the fixed account, or, when variable payout options are made available, the fixed and variable investment accounts to which the contractowner's accumulations were allocated, in the same proportion as the accumulation.

Technically all benefits are payable at TIAA-CREF Life's home office, but if you instruct us, we'll send your annuity payments by mail to your home address or (on your request) by mail or electronic fund transfer to your bank. If the address or bank where you want your payments changes, it's your responsibility to let us know. We can send payments to your residence or most banks abroad.

Payment from the Fixed Account

Your payments from the fixed account are based on the value of the accumulation in your contract determined at the end of the last calendar day of the month before the annuity starting date. Currently, we automatically transfer your accumulations in the variable investment accounts to the fixed account on that day. At the annuity starting date, the dollar amount of each annuity payment resulting from your accumulations is fixed, based upon:

   - the amount of your fixed account accumulation
   - the annuity option you choose
   - the ages of the annuitant and any annuity partner, and
   - the annuity rates specified in your contract's rate schedule.

Payments are not variable--they won't change based on the investment experience of any variable investment account.

Payment from the Variable Investment Accounts


Beginning late in the year 2000, we plan on giving you the option of receiving annuity payments out of the variable investment accounts as well. Your initial income payments will be based on:

   - the value of your accumulation in an investment account on the last valuation day before the annuity starting date
   - the annuity option you choose
   - the ages of the annuitant and any annuity partner, and
   - an assumed annual investment return of 4% and mortality basis set forth in the contract's rate schedule


Subsequent payments will be based on the investment experience of the funds underlying the variable investment accounts relative to the 4% assumed annual investment return, and the income change method you choose. In general, your payments will increase if the performance of the variable investment account (net of expenses) is greater than 4% and decrease if the performance is less than 4%.


You may choose either an annual or monthly income change method for your variable annuity payments. Under the annual income change method, payments from the variable investment accounts will change each May 1, based on the net investment results of the funds underlying the investment account during the prior year (April 1 through March 31). Under the monthly income change method, payments from the variable investment accounts will change every month, based on the net investment results during the previous month. The amount of your next payment will be determined on the 20th day of each month (or, if the 20th is not a business day, the prior business day).

For a full discussion of how we determine the amount of variable annuity payments, see the SAI.

Income Options

You have a number of different annuity options. The current options are:

- One-Life Annuities with or without Guaranteed Period. Pays income as long as you or your annuitant lives. If you opt for a guaranteed period (10, 15 or 20 years) and you or your annuitant dies before it's over, income payments will continue to your beneficiary until the end of the period. If you don't opt for a guaranteed period, all payments end at your death--so that it's possible for you to receive only one payment if you die less than a month after payments start.

- Fixed-Period Annuities. Pays income (usually monthly) for a stipulated period of not less than two nor more than thirty years. At the end of the period you've chosen, payments stop. If you die before the period is up, your beneficiary becomes the contractowner.

- Two-Life Annuities with or without Guaranteed Period. Pays income to you as long as you live, then continues at either the same or a reduced level for the life of your annuity partner, or until the end of the specified guaranteed period, whichever period is longer. There are three types of two-life annuity options, all available with or without a guaranteed period-- Full Benefit to Survivor, Two-Thirds Benefit to Survivor, and a Half-Benefit to Annuity Partner.

While guaranteed period or fixed period payments are being made, you or your beneficiary have the right to receive in a lump sum the commuted value of any periodic payments or other amounts remaining due.


Transfers During the Annuity Period

When we introduce variable payment options, once each calendar quarter you will be able to transfer all or part of the future annuity income payable from any investment account to another investment account or to the fixed account. Once a calendar year, you will also be able to transfer income payable from the fixed account to any of the variable investment accounts (provided they are equity accounts), either in a lump sum limited to 20% of annuity income in any year, or in installment payments over a five year period. Once income has been transferred, subsequent transfers may be made only among those variable investment accounts, but not back to the fixed account.

We'll process your transfer on the business day we receive your request. You can also choose to have a transfer take effect at the close of any future business day, or the last calendar day of the current or any future month, even if it's not a business day. Transfers under the annual income payment method will affect your annuity payments beginning on the May 1 following the March 31 which is on or after the effective date of the transfer. Transfers under the monthly income payment method and all transfers into the fixed account will affect your annuity payments beginning with the first payment due after the monthly payment valuation day that is on or after the transfer date. You can switch between the annual and monthly income change methods, and the switch will go into effect on the following March 31.

For more, see the SAI.

Death Benefits


Availability; Choosing Beneficiaries

Death benefits are available if you or the annuitant die during the accumulation period. When you fill out an application for a contract, you name one or more beneficiaries to receive the death benefit if you die. You can change your beneficiary at any time during the accumulation period. For more information on designating beneficiaries, contact TIAA-CREF Life or your legal advisor.

Special Option for Spouses

If your spouse is the sole beneficiary when you die, your spouse can choose to become the contractowner and continue the contract, or receive the death benefit. If your spouse does not make a choice within 60 days after we receive proof of death, your spouse will automatically become the contractowner. Your spouse will also become the annuitant if you were the annuitant.

Payment of Death Benefit

Death benefits currently are paid only out of the fixed account. Your accumulation will continue participating in the investment experience of the separate account's investment accounts until we authorize payment of the fixed account death benefit. We will transfer your separate account accumulation to the fixed account as of the date we authorize payment of the death benefit. Beginning late in the year 2000, death benefits may also be paid out of the variable investment accounts. At that time, if you or your beneficiary choose a variable method of payment, your separate account accumulations will not automatically be transferred to the fixed account.


To authorize payment and pay a death benefit, TIAA-CREF Life must have received all necessary forms and documentation, including proof of death and the selection of the method of payment. Even if we have not received all of the required information, death benefits must begin by the first day of the month following the 60th day after we receive proof of death. If no method of payment has been chosen by that time, we will pay the death benefit as annual payments for a fixed period ending in the twelve-month period before the fifth anniversary of the death.

Amount of Death Benefit

The amount of the death benefit will equal the greater of:

(1) the amount you have accumulated in the variable investment accounts and fixed accounts on the day we authorize payment of the death benefit, or

(2) the total premiums paid under your contract minus any cash withdrawals (or any surrender charges on cash withdrawals.

If (2) is greater than (1), we'll deposit the difference in the fixed account as of the day we authorize payment of the death benefit.

Methods of Payment of Death Benefits

You can choose in advance the method by which we'll pay death benefits. The level of death benefits received will depend on the method of payment selected. You can block your beneficiaries from changing the method you've chosen or you can leave the choice to them. The method of payment you've chosen can be changed by notifying us in writing, provided death benefits haven't yet started.

TIAA-CREF Life limits the methods of payment for death benefits to those suitable under federal income tax law for annuity contracts. With methods offering periodic payments, benefits are usually monthly, but the death benefit beneficiary can request to receive them quarterly, semiannually, or annually instead. At present, the methods of payment for TIAA-CREF Life death benefits are:

- Single-Sum Payment. The entire death benefit is paid at once. When the beneficiary is an estate, the single-sum method is automatic, and TIAA-CREF Life reserves the right to pay death benefits only as a single sum to any beneficiary that is not a natural person.

- One-Life Annuities with or without Guaranteed Period. Payable monthly for the life of the death benefit beneficiary or through a specified guaranteed period, whichever is longer. The guaranteed period can't exceed the life expectancy of your beneficiary.

- Fixed-Period Annuities. Payable over two to thirty years, as determined by you or your beneficiary. The payment period can't exceed the life expectancy of your beneficiary.

Single-sum payments must be made within five years of your death. Other methods of payment must begin within one year of your death.

The One-Life Annuities are available only if the death benefit beneficiary is a natural person. We reserve the right to require a change in choice if the chosen method results in payments of less than $100.

The amount of your death benefit payments under a One-Life Annuity or Fixed Period Annuity method is determined in the same way as annuity income payments.


If your beneficiary dies while guaranteed or fixed period payments are being made, any periodic payments or other amounts remaining due will be paid to the person named by you or the beneficiary. We may pay the commuted value of these payments in a lump sum unless the beneficiary directs otherwise.



Timing of Payments

Usually we'll make the following kinds of payments from the variable investment accounts within seven calendar days after we've received the information we need to process a request:

1. Cash withdrawals;

2. Transfers to another variable investment account, the fixed account or another company; and

3. Death benefits.

We can extend the seven-day period only if (1) the New York Stock Exchange is closed (or trading restricted by the SEC) on a day that isn't a weekend or holiday; (2) an SEC-recognized emergency makes it impractical for us to sell securities or determine the value of assets in the separate account; or (3) the SEC says by order that we can or must postpone payments to protect you and other separate account contractowners.


Federal Income Taxes

The following discussion is based on our understanding of current federal income tax law, and is subject to change. For complete information on your personal tax situation, check with a qualified tax advisor.

Taxation of Annuities

The following discussion assumes the contracts qualify as annuity contracts for federal income tax purposes (see the SAI for more information):

In General. IRC section 72 governs annuity taxation generally. We believe an owner who is a natural person usually won't be taxed on increases in the value of a contract until there is a distribution (i.e., the owner withdraws all or part of the accumulation or takes annuity payments). Since transfers among investment accounts under the contract aren't considered distributions, they won't be taxed. Assigning, pledging, or agreeing to assign or pledge any part of the accumulation usually will be considered a distribution. Withdrawals of accumulated investment earnings are taxable as ordinary income. Generally under the IRC, withdrawals are first allocated to investment earnings.

The owner of any annuity contract who is not a natural person (such as a trust) generally must include in income any increases in the value of the contract during the taxable year.

The following discussion applies generally to contracts owned by a natural person:

Withdrawals. If you withdraw funds from your contract before the annuity starting date, IRC section 72(e) usually deems taxable any amounts received to the extent that the accumulation value at the time you withdraw exceeds your investment in the contract. The investment in the contract usually equals all premiums paid by the contractowner or on the contractowner's behalf.

If you withdraw your entire accumulation under a contract, you will be taxed only on the part that exceeds your investment in the contract.

Annuity Payments. Although tax consequences can vary with the income option you pick, IRC section 72(b) provides generally that, before you recover the investment in the contract, part of each annuity income payment is treated as recovery of your investment in the contract, and can be excluded from your income. After you recover your investment in the contract, all additional annuity payments are fully taxable.

Taxation of Death Benefit Proceeds. Amounts may be paid from a contract because an owner has died. If the payments are made in a single sum, they're taxed the same way a full withdrawal from the contract is taxed. If they are distributed as annuity payments, they're taxed as annuity payments.

Penalty Tax on Some Withdrawals. You may have to pay a penalty tax (10 percent of the amount treated as taxable income) on some withdrawals. However, there is usually no penalty on distributions:

(1) on or after you reach 59 1/2;

(2) after you die (or after the annuitant dies, if the owner isn't an individual);

(3) after you become disabled; or

(4) that are part of a series of substantially equal periodic (at least annual) payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your beneficiary.

Possible Tax Changes. Legislation is proposed from time to time that would change the taxation of annuity contracts. It is possible that such legislation could be enacted and that it could be retroactive (that is, effective prior to the date of the change). You should consult a tax adviser regarding legislative developments and their effect on the contract.

Transfers, Assignments or Exchanges of a Contract

Transferring contract ownership, designating an annuitant, payee or other beneficiary who is not also the owner, or exchanging a contract can have other tax consequences that we don't discuss here. If you're thinking about any of those transactions, contact a tax advisor.

Withholding

Annuity distributions usually are subject to withholding for the recipient's federal income tax liability at rates that vary according to the type of distribution and the recipient's tax status. However, recipients can usually choose not to have tax withheld from distributions.

Multiple Contracts

In determining gross income, section 72(e) generally treats as one contract all TIAA-CREF Life and TIAA non-qualified deferred annuity contracts issued to the same owner during any calendar year. This could affect when income is taxable and how much might be subject to the 10 percent penalty tax (see above). Consult a tax advisor before buying more than one annuity contract for the purpose of gaining a tax advantage.

Possible Charge for TIAA-CREF Life's Taxes

Currently we don't charge the separate account for any federal, state, or local taxes on it or its contracts (other than premium taxes--see page 21) , but we reserve the right to charge the separate account or the contracts for any tax or other cost resulting from the tax laws that we believe should be attributed to them.

Tax Advice

What we tell you here about federal and other taxes isn't comprehensive and is for general information only. It doesn't cover every situation. Taxation varies depending on the circumstances, and state and local taxes may also be involved. For complete information on your personal tax situation, check with a qualified tax advisor.

Condensed Financial Information;
Performance Information

Condensed Financial Information

Presented below is condensed financial information for the separate account's Stock Index Account. Since the other investment accounts have limited operating history, we have not included condensed financial information here for them, although financial statements for those accounts are in the SAI, which is available free upon request.

The following condensed financial information is derived from the separate account financial statements audited by Ernst & Young LLP, independent auditors, for the year ended December 31, 1999. The data should be read in conjunction with the financial statements and other financial information for the stock index account included in the SAI. It is available without charge upon request.

                                                         Year        December 1, 1998
                                                       Ended    (date established) to
                                           December 31, 1999        December 31, 1998(1)
----------------------------------------------------------------------------------------
Per Accumulation Unit Data:
 Investment income                                  $   .289                $   .052
 Expenses                                               .016                    .006
                                                    --------                --------
 Investment income-net                                  .273                    .046
 Net realized and unrealized gain
  on investments                                       5.184                   1.050
                                                    --------                --------
 Net increase in Accumulation Unit Value               5.457                   1.096
 Accumulation Unit Value:
  Beginning of year                                   26.096                  25.000
                                                    --------                --------
  End of year                                       $ 31.553                $ 26.096
                                                    ========                ========
Total return                                          20.91%                   4.39%
Ratio to Average Net Assets:
 Expenses                                              0.30%                   0.02%
 Investment income-net                                 5.09%                   0.18%
Portfolio turnover rate                                0.17%                   0.00%
Thousands of Accumulation Units outstanding
 at end of period                                        723                       4

(1) The percentages shown for this period are not annualized.

Performance Information

We may advertise the total return and average annual total return of the separate account. "Total return" means the cumulative percentage increase or decrease in the value of an investment over standard one-, five-, and ten-year periods (and occasionally other periods as well).

"Average annual total return" means the annually compounded rate that would result in the same cumulative total return over the stated period.

All performance figures are based on past investment results. They aren't a guarantee that the separate account will perform equally or similarly in the future. Write or call us for current performance figures for the separate account's investment accounts.


General Matters

Telephone and Internet Transactions

You can use our Automated Telephone Service (ATS) or our Inter/ACT system over the Internet to check your accumulation balances and/or your current allocation percentages, transfer among the variable investment accounts and the fixed account, and/or allocate future premiums to the variable investment accounts or the fixed account. You will be asked to enter your Personal Identification Number (PIN) and Social Security number for both systems. Both will lead you through the transaction process and will use reasonable procedures to confirm that instructions given are genuine. All transactions made over the ATS and Inter/ACT are electronically recorded.

To use the ATS, you need a touch-tone phone. The toll free number for the ATS is 800 842-2252. To use Inter/ACT, access the TIAA-CREF Internet home page at www.tiaa-cref.org.

We can suspend or terminate your ability to transact by telephone, fax, or over the Internet at any time for any reason.

Contacting TIAA-CREF Life

We won't consider any notice, form, request, or payment to have been received by TIAA-CREF Life until it reaches our home office at 730 Third Avenue, New York, New York 10017-3206 or the post office box specifically designated for the purpose. You can ask questions by calling toll-free 800 223-1200.

Electronic Prospectuses

If you received this prospectus electronically and would like a paper copy, please call 800 842-2733, extension 5509, and we will send it to you.

Householding

To cut costs and eliminate duplicate documents sent to your home, we may begin mailing only one copy of the prospectus, prospectus supplements, annual and semi-annual reports, or any other required documents, to your household, even if more than one contractowner lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call us toll-free at 800 842-2733, extension 5509, or write us.

Signature Requirements

For some transactions, we may require your signature to be notarized or guaranteed by a commercial bank or a member of a national securities exchange.

Errors or Omissions

We reserve the right to correct any errors or omissions on any form, report or statement that we send you.

Distributing the Contracts

The contracts are offered continuously by Teachers Personal Investors Services, Inc. (TPIS) and, in some instances, TIAA-CREF Individual & Institutional Services, Inc. (Services), subsidiaries of TIAA which are both registered with the SEC as broker-dealers and are members of the NASD. TPIS may be considered the "principal underwriter" for interests in the contract. Anyone distributing the contract must be a registered representative of either TPIS or Services, whose main offices are both at 730 Third Avenue, New York, New York 10017-3206. No commissions are paid in connection with the distribution of the contracts.


Legal Proceedings

Neither the separate account, TIAA-CREF Life, TPIS, Services nor Advisors is involved in any legal action that we consider material to the separate account.

Table of Contents for the
Statement of Additional Information


                                  Page in the
                                    Statement
                                of Additional
Item                              Information
----                            -------------
Variable Annuity Payments           B-3
Tax Status of the Contract          B-3
Performance Information             B-4
Statements and Reports              B-5
General Matters                     B-5
State Regulation                    B-5
Legal Matters                       B-5
Experts                             B-5
Additional Considerations           B-5
Additional Information              B-6
Financial Statements                B-6

                             Personal Annuity Select
                 Individual Deferred Variable Annuity Contract


                                 Funded Through


                      TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

                                       And
                        TIAA-CREF LIFE INSURANCE COMPANY


                       STATEMENT OF ADDITIONAL INFORMATION



                                  April 3, 2000



This Statement of Additional Information is not a prospectus and should be read in connection with the current prospectus dated April 3, 2000 (the "Prospectus"), for the variable annuity that is the variable component of the contract. The Prospectus is available without charge by writing us at: TIAA-CREF Life Insurance Company, 730 Third Avenue, New York, N.Y. 10017-3206 or calling us toll-free at 800 842-2733, extension 5509. Terms used in the Prospectus are incorporated into this Statement.


THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE CONTRACTS.


                                [TIAA CREF LOGO]

Table of Contents


Item                                                               Page
-----------------------------------------------------------------------
VARIABLE ANNUITY PAYMENTS .......................................  B-3
TAX STATUS OF THE CONTRACT ......................................  B-3
PERFORMANCE INFORMATION .........................................  B-4
STATEMENTS AND REPORTS ..........................................  B-5
GENERAL MATTERS .................................................  B-5
STATE REGULATION ................................................  B-5
LEGAL MATTERS ...................................................  B-5
EXPERTS .........................................................  B-5
ADDITIONAL CONSIDERATIONS .......................................  B-5
ADDITIONAL INFORMATION ..........................................  B-6
FINANCIAL STATEMENTS ............................................  B-6

Variable Annuity Payments

The amount of variable annuity payments we pay will depend upon the number and value of your annuity units in a particular investment account. The number of annuity units is first determined on the day before the annuity payments begin. The amount of the annuity payments will change according to the income change method chosen.


Number of Annuity Units Payable. When a contractowner or beneficiary starts receiving variable annuity payments, the number of annuity units payable from each investment account under an income change method will be determined by dividing the value of the account accumulation to be applied to provide the annuity payments, by the product of the annuity unit value for that income change method, and a factor that represents the present value of an annuity that continues for as long as annuity payments would need to be paid. This factor will reflect an interest rate for discounting future payments of 4 percent, the timing and frequency of future payments, and the mortality assumptions for the person(s) on whose life (lives) the annuity payments will be based. Mortality assumptions will be based on the settlement mortality schedules set forth in the contract.


The number of annuity units payable under an income change method under your contract will be reduced by the number of annuity units you transfer out of that income change method under your contract. The number of annuity units payable will be increased by any internal transfers you make to that income change method under your contract.


Calculating Annuity Unit Values. The annuity unit value for each investment account is calculated separately for each income change method for each business day and for the last calendar day of each month. The annuity unit value for each income change method is determined by updating the annuity unit value from the previous valuation day to reflect the net investment performance of the Account for the current valuation period relative to the 4 percent assumed investment return. We further adjust the annuity unit value to reflect the fact that annuity payment amounts are redetermined only once a month or once a year (depending on the revaluation method chosen). The purpose of the adjustment is to equitably apportion any account gains or losses among those annuitants who receive annuity income for the entire period between valuation dates and those who start or stop receiving annuity income between the two dates. In general, your payments will increase if the performance of the Account is greater than 4 percent and decrease if the performance is less than 4 percent.


For participants under the annual income change method, the value of the annuity unit for payments remains level until the following May l. For those who have already begun receiving annuity income as of March 31, the value of the annuity unit for payments due on and after the next succeeding May 1 is equal to the annuity unit value determined as of such March 31.

For participants under the monthly income change method, the value of the annuity unit for payments changes on the payment valuation day of each month for the payment due on the first of the following month.


TIAA-CREF Life reserves the right to modify the specific dates that payments will change and the associated payment valuation date. We also can delete or stop offering the annual or monthly income change methods.



Tax Status of the Contract

Diversification Requirements. Section 817(h) of the Internal Revenue Code (IRC) and the regulations under it provide that separate account investments underlying a contract must be "adequately diversified" for it to qualify as an annuity contract under IRC section 72. The separate account intends to comply with the diversification requirements of the regulations under section 817(h). This will affect how we make investments.

Under the IRC, you could be considered the owner of the assets of the separate account used to support your contract. If this happens, you'd have to include income and gains from the separate account assets in your gross income. The IRS has published rulings stating that a variable contractowner will be considered the owner of separate account assets if the contractowner has any powers that the actual owner of the assets might have, such as the ability to exercise investment control.

Your ownership rights under the contract are similar but not identical to those described by the IRS in rulings that held that contractowners were not owners of separate account assets, so the IRS therefore might not rule the same way in your case. TIAA-CREF Life reserves the right to change the contract if necessary to help prevent your being considered the owner of the separate account's assets.

Required Distributions. To qualify as an annuity contract under section 72(s) of the IRC, a contract must provide that: (a) if any owner dies on or after the annuity starting date but before all amounts under the contract have been distributed, the remaining amounts will be distributed at least as quickly as under the method being used when the owner died; and (b) if any owner dies before the annuity starting date, all amounts under the contract will be distributed within five years of the date of death. So long as the distributions begin within a year of the owner's death, the IRS will consider these requirements satisfied for any part of the owner's interest payable to or for the benefit of a "designated beneficiary" and distributed over the beneficiary's life or over a period that cannot exceed the beneficiary's life expectancy. A designated beneficiary is the person the owner names to assume ownership when the owner dies. A designated beneficiary must be a natural person, but if a contractowner's spouse is the designated beneficiary, such spouse can continue the contract when such contractowner dies.

The contract is designed to comply with section 72(s). TIAA-CREF Life will review the contract and amend it if necessary to make sure that it continues to comply with the section's requirements.

Perfomance Information

Total Return Information for the Separate Account
Total return quotations for the investment accounts of the separate account may be advertised. Total return quotations will reflect all aspects of the investment account's return. Average annual total returns are determined by finding the average annual compounded rate of return over a period that reflects the growth (or decline) in value of a hypothetical $1,000 investment made at the beginning of the period through the end of that period, according to the following formula:

        P(1 + T)n = EV

   where:  P= hypothetical initial payment of $1,000
           T= average annual total return
           n = number of years in the period
           EV = ending value of the hypothetical investment at the end of the 1, 5, or 10 year period.

To derive the total return quotations from this formula, the percentage net change in the value of the $1,000 investment from the beginning of the period to the end of such period ("cumulative total return") is determined. Cumulative total returns simply reflect the change in value of an investment over a stated period. Since the accumulation unit value is a "total return" unit value that reflects the investment experience of the particular investment account of the separate account and all expense deductions made against the assets of the separate account, the ending value, or EV, of the $1,000 hypothetical investment is determined by applying the percentage change in the accumulation unit value over the period to the hypothetical initial payment of $1,000 less the current deductions from premiums (0%). We then solve the equation for T to derive the average annual compounded rate of return for the separate account over the span of the period, and the resulting "total return" quotation is carried out to the nearest hundredth of one percent.

Total Returns
Set forth below is the calculation of the Stock Index investment account's performance, which reflects all expense deductions from account assets, applied to a hypothetical investment of $1,000 in that account. Because they are new, we have not included the returns of the other investment accounts.


Period                 Cumulative Total Return
------                 ------------------------
Since inception               20.91%
(January 4, 1999 to
December 31, 1999)


Performance Comparisons
Performance information for the separate account and its investment accounts may be compared, in advertisements, sales literature, and reports to contractowners and annuitants, to the performance information reported by other investments and to various indices and averages. Such comparisons may be made with, but are not limited to: (1) the S&P 500, (2) the Dow Jones Industrial Average ("DJIA"), (3) Lipper Analytical Services, Inc. Mutual Fund Performance Analysis Reports and the Lipper General Equity Funds Average, (4) Money Magazine Fund Watch, (5) Business Week's Mutual Fund Scoreboard, (6) SEI Funds Evaluation Services Equity Fund Report, (7) CDA Mutual Funds Performance Review and CDA Growth Mutual Fund Performance Index, (8) Value Line Composite Average (geometric), (9) Wilshire Associates indices, (10) Frank Russell Co. Inc. indices, (11) the Consumer Price Index, published by the U.S. Bureau of Labor Statistics (measurement of inflation), (12) Morningstar, Inc., and (13) the Global Market indices created by Morgan Stanley, Inc., including the Europe, Australasia, Far East (EAFE) Index, the EAFE+Canada Index and the International Perspective Index. We may also discuss ratings or rankings received from these entities, accompanied in some cases by an explanation of those ratings or rankings, when applicable. In addition, advertisements may discuss the performance of the indices listed above.

The performance of the variable investment accounts also may be compared to other indices or averages that measure performance of other variable contracts, or other pertinent groups of securities. Contractowners should keep in mind that the composition of the investments in the reported averages will not be identical to that of the separate account and that certain formula calculations (i.e., yield) may differ from index to index. In addition, there can be no assurance that the separate account will continue its performance as compared to such indices.

Illustrating Compounding, Tax Deferral, and Expense Deductions
We may illustrate in advertisements, sales literature and reports to contractowners or annuitants the effects of tax deferral and/or compounding of earnings on an investment in the separate account. We may do this using a hypothetical investment earning a specified rate of return. To illustrate the effects of compounding, we would show how the total return from an investment of the same dollar amount, earning the same or different interest rate, varies depending on when the investment was made. To illustrate the effects of tax deferral, we will show how the total return from an investment of the same dollar amount, earning the same or different interest rates, for individuals in the same tax bracket, would vary between tax-deferred and taxable investments.

We may also illustrate in advertisements, sales literature and reports to contractowners or annuitants the effect of an investment fund's expenses on total return over time. We may do this using a hypothetical investment earning a specified rate of return. We would show how the total return, net of expenses, from an investment of the same dollar amount in funds with the same investment results but different expense deductions varies increasingly over time. In the alternative, we would show the difference in the dollar amount of total expense charges paid over time by an investor in two or more different funds that have the same annual total return but different asset-based expense charges. We may also compare the separate account's expense charges to those of other variable annuities and other investment products.

Statements and Reports

You will receive a confirmation statement each time you remit premiums, or make a transfer or cash withdrawal to or from the separate account or among the variable investment accounts. The statement will show the date and amount of each transaction. However, if you're using an automatic investment plan, you'll receive a statement confirming those transactions immediately following the end of each calendar quarter.

If you have any accumulations in the separate account, you will be sent a statement each quarter which sets forth the following:

(1) Premiums paid during the quarter;

(2) the number and dollar value of accumulation units in the variable investment accounts credited to the contractowner during the quarter and in total;

(3) cash withdrawals from the variable investment accounts during the quarter;
    and

(4) any transfers between the separate account's variable investment accounts and the fixed account during the quarter.

You will also receive, at least semi-annually, reports containing the financial statements of the TIAA-CREF Life Funds and a schedule of investments held by the TIAA-CREF Life Funds.

General Matters

Assignment of Contracts
You can assign the contract at any time prior to the annuity starting date.

Payment to an Estate, Guardian, Trustee, etc.
We reserve the right to pay in one sum the commuted value of any benefits due an estate, corporation, partnership, trustee or other entity not a natural person. Neither TIAA-CREF Life nor the separate account will be responsible for the conduct of any executor, trustee, guardian, or other third party to whom payment is made.

Benefits Based on Incorrect Information
If the amounts of benefits provided under a contract were based on information that is incorrect, benefits will be recalculated on the basis of the correct data. If any overpayments or underpayments have been made by the separate account, appropriate adjustments will be made.

Proof of Survival
We reserve the right to require satisfactory proof that anyone named to receive benefits under a contract is living on the date payment is due. If this proof is not received after a request in writing, the separate account will have the right to make reduced payments or to withhold payments entirely until such proof is received.

State Regulation

TIAA-CREF Life and the separate account are subject to regulation by the State of New York Superintendent of Insurance ("Superintendent") as well as by the insurance regulatory authorities of certain other states and jurisdictions.

TIAA-CREF Life and the separate account must file with the Superintendent periodic statements on forms promulgated by the State of New York Insurance Department. The separate account books and assets are subject to review and examination by the Superintendent and the Superintendent's agents at all times, and a full examination into the affairs of the separate account is made at least every five years. In addition, a full examination of the separate account's operations is usually conducted periodically by some other states.

Legal Matters

All matters of applicable state law pertaining to the contracts, including TIAA-CREF Life's right to issue the contracts, have been passed upon by Charles
H. Stamm, Executive Vice President and General Counsel of TIAA and CREF. Sutherland Asbill & Brennan LLP, Washington, D.C., has provided advice on certain matters relating to the federal securities laws.

Experts

The financial statements of TIAA-CREF Life Insurance Company and the separate account included in this Statement of Additional Information have been audited by Ernst & Young LLP, independent auditors, as stated in their reports appearing herein, and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. Ernst & Young LLP is located at 787 Seventh Avenue, New York, New York 10019.


Addtional Considerations

Over the past several years, TIAA and CREF have added many new investment vehicles to their line of products. The growing family of TIAA and CREF products is designed to provide additional investment options for those who want to diversify their holdings. Most experts recommend diversification as a good strategy for retirement and other long-term investing, both because a diversified portfolio offers a degree of safety from the volatility of specific markets, and because it allows the investor to benefit from the potential for growth in several different types of investments.

The investment accounts offered under the Personal Annuity Select contract are suited for people who are seeking growth and are able to make long-term investments. Although past performance is no guarantee of future results, in the past stocks have outperformed many other types of investments. Investors who seek to counter the effects of inflation on their long-term investments should therefore consider investing in stocks. The investment accounts offered under the Personal Annuity Select contract could be an appropriate investment for someone who is seeking to supplement his or her retirement income, to purchase a retirement home, finance an extended trip, or build a fund for philanthropic purposes. Of course, there is no guarantee that the investment objectives of the funds will be met.

Before investing, you should consider whether your pension plan and social security payments will meet your retirement needs. You should look at your assets and liabilities to help determine whether you need to invest more money to help provide retirement income. You should consider how much time you have until retirement and the effect of inflation and taxes on your savings and investments. You should also keep in mind that experts say that people need 70% to 80% of their pre-retirement income to maintain the same standard of living after retirement. Before contributing to a contract, you should consider whether you have already reached your contribution limit on your 401(k) or 403(b) savings plans. Consult your tax advisor to learn more about these limits.

You should also consider what types of investments are best suited for you and your current needs. In particular, you should consider the tax treatment of a variable annuity as compared with a standard mutual fund product. With annuities, earnings generally grow tax-deferred and investors are provided the option of lifetime income upon retirement. However, annuities may have restrictions on withdrawals before age 59 1/2, and thus may not be suitable for goals other than retirement. We may compare annuities to mutual funds in sales literature and advertisements.

We may discuss and compare our array of products and services. At such times we disclose which of our subsidiaries or affiliates issues which products or types of products, as follows: TIAA-CREF Individual and Institutional Services, Inc. distributes CREF certificates and interests in the TIAA Real Estate Account. Teachers Personal Investors Services, Inc. distributes the variable component of personal anuities, mutual funds and tuition savings agreements. TIAA and TIAA-CREF Life Insurance Company issue insurance and annuities. TIAA-CREF Trust Company, FSB provides trust services. We also disclose that the investment products are not FDIC insured, may lose value and are not bank guaranteed.

You should also consider the risks of any investment relative to its potential rewards. In particular, you should be aware of the risk that arises from market timing. Market timing is an investment technique whereby amounts are transferred from one category of investment to another (for example, from stocks to bonds) based upon a perception of how each of those categories of investments will perform relative to the others at a particular time. Investors who engage in market timing run the risk that they may transfer out of a type of investment with a rising market value or transfer into a type of investment with a falling market value. We do not endorse the practice of market timing.

The variety of issues to consider highlights the importance of the support and services that we provide. These services include: (1) retirement and life insurance planning expertise from professional counselors rather than commissioned salespeople; (2) detailed information through quarterly transaction reports, newsletters and other publications about retirement planning; and (3) seminars, individual counseling, an Information Center, and 24-hour automated toll-free numbers for transactions and inquiries. If you request it, we will send you periodic reminders to remit premiums to the contract.

Customer service may be an important consideration for you. In our advertisements we may report the results of surveys conducted by independent agencies regarding customer service. We may also use certain testimonials and quote financial experts, financial and other publications, or other services regarding our products and services. We may also discuss in advertisements and sales literature general economic and/or market conditions that may impact investments in variable annuities.

Additional Information

A registration statement has been filed with the Securities and Exchange Commission ("SEC"), under the 1933 Act, with respect to the contracts discussed in the Prospectus and in this Statement of Additional Information. Not all of the information set forth in the registration statement, and its amendments and exhibits has been included in the Prospectus or this Statement of Additional Information. Statements contained in this registration statement concerning the contents of the contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the SEC.

Financial Statements

Audited financial statements of the separate account and TIAA-CREF Life follow.

TIAA-CREF Life's financial statements should be considered only as bearing upon TIAA-CREF Life's ability to meet its obligations under the contracts. They should not be considered as bearing on the investment performance of the assets held in the separate account.

                        INDEX TO FINANCIAL STATEMENTS


                                                             Page
                                                             ----
TIAA-CREF LIFE SEPARATE ACCOUNT VA-1
Audited Financial Statements-Stock Index Account
 December 31, 1999:
   Report of Management Responsibility ...................    B-8
   Report of Independent Auditors ........................    B-9
   Statement of Assets and Liabilities ...................   B-10
   Statement of Operations ...............................   B-11
   Statement of Changes in Net Assets ....................   B-12
   Notes to Financial Statements .........................   B-13

Audited Financial Statements-Growth Equity, Growth & Income,
International Equity, Social Choice Equity Accounts
 March 10, 2000:
   Report of Management Responsibility ...................   B-15
   Report of Independent Auditors ........................   B-16
   Statement of Assets and Liabilities ...................   B-17
   Statement of Operations ...............................   B-18
   Statement of Changes in Net Assets ....................   B-19
   Notes to Financial Statements .........................   B-20

TIAA-CREF LIFE INSURANCE COMPANY
Audited Statutory-Basis Financial Statements
 December 31, 1999:
   President's Letter ....................................   B-22
   Report of Management Responsibility ...................   B-23
   Report of Independent Auditors ........................   B-24
   Balance Sheets ........................................   B-25
   Statements of Operations ..............................   B-26
   Statement of Changes in Capital and Surplus ...........   B-27
   Statements of Cash Flows ..............................   B-28
   Notes to Financial Statements .........................   B-29

[TIAA CREF LOGO]

--------------------------------------------------------------------------------

                       REPORT OF MANAGEMENT RESPONSIBILITY


To the Contractowners of
 TIAA-CREF Life Separate Account VA-1:

The accompanying financial statements of the Stock Index Account of TIAA-CREF Life Separate Account VA-1 (the "Account") are the responsibility of management. They have been prepared in accordance with accounting principles generally accepted in the United States and have been presented fairly and objectively in accordance with such principles.

TIAA-CREF Life Insurance Company ("TIAA-CREF Life") has established and maintains a strong system of internal controls designed to provide reasonable assurance that assets are properly safeguarded and transactions are properly executed in accordance with management's authorization, and to carry out the ongoing responsibilities of management for reliable financial statements. In addition, internal audit personnel provide a continuing review of the internal controls and operations of TIAA-CREF Life, including its separate account operations.

The accompanying financial statements have been audited by the independent auditing firm of Ernst & Young LLP. The independent auditors' report, which appears on the following page, expresses an independent opinion on the fairness of presentation of these financial statements.



                                               /s/ Thomas G. Walsh
                                          ---------------------------------
                                                     President


                                               /s/ Richard L. Gibbs
                                          ---------------------------------
                                            Executive Vice President and
                                              Chief Financial Officer

                         [ERNST & YOUNG LLP LETTERHEAD]


                         REPORT OF INDEPENDENT AUDITORS


To the Contractowners of TIAA-CREF Life Separate Account VA-1 and
 Board of Directors of TIAA-CREF Life Insurance Company:

We have audited the accompanying statement of assets and liabilities of the Stock Index Account of TIAA-CREF Life Separate Account VA-1 (the "Account") as of December 31, 1999, and the related statement of operations for the year then ended and the statements of changes in net assets for the year then ended and for the period from December 1, 1998 (commencement of operations) to December 31, 1998. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Stock Index Account of the Account at December 31, 1999, the results of its operations for the year then ended and the changes in its net assets for the year then ended and for the period from December 1, 1998 to December 31, 1998, in conformity with accounting principles generally accepted in the United States.


                                                           /s/ Ernst & Young LLP


February 4, 2000


       Ernst & Young LLP is a member of Ernst & Young International, Ltd.

                      TIAA-CREF LIFE SEPARATE ACCOUNT VA-1
                              STOCK INDEX ACCOUNT
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 1999


ASSETS
 Investments, at cost ............................................      $21,060,407
                                                                        -----------
 Shares held in Stock Index Fund of TIAA-CREF Life Funds .........          729,801
 Net asset value per share ("NAV") ...............................            31.11
                                                                        -----------
 Investments, at value (Shares x NAV) ............................       22,704,108

 Receivable from fund shares sold ................................              186
 Amount due from TIAA-CREF Life ..................................          122,742
                                                                        -----------
                                                      TOTAL ASSETS       22,827,036
                                                                        -----------
NET ASSETS--Accumulation Fund ....................................      $22,827,036
                                                                        ===========
NUMBER OF ACCUMULATION UNITS OUTSTANDING--Notes 5 and 6 ..........          723,457
                                                                            =======
NET ASSET VALUE, PER ACCUMULATION UNIT--Note 5 ...................           $31.55
                                                                             ======

                       See notes to financial statements.

                      TIAA-CREF LIFE SEPARATE ACCOUNT VA-1
                              STOCK INDEX ACCOUNT
                             STATEMENT OF OPERATIONS
                          Year Ended December 31, 1999


INVESTMENT INCOME
 Income:
  Reinvested dividends .........................................    $  319,818
                                                                    ----------
                                                    TOTAL INCOME       319,818
                                                                    ----------
 Expenses--Note 3:
  Administrative expenses ......................................        11,803
  Mortality and expense risk charges ...........................         5,902
                                                                    ----------
                                                  TOTAL EXPENSES        17,705
                                                                    ----------
                                          INVESTMENT INCOME--NET       302,113
                                                                    ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS--Note 4
  Net realized gain on investments .............................        13,768
  Net change in unrealized appreciation on investments .........     1,639,500
                                                                    ----------
                 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS     1,653,268
                                                                    ----------
            NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS    $1,955,381
                                                                    ==========

                       See notes to financial statements.

                      TIAA-CREF LIFE SEPARATE ACCOUNT VA-1
                              STOCK INDEX ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS


                                                                                     December 1, 1998
                                                                      Year            (commencement
                                                                     Ended            of operations)
                                                               December 31, 1999   to December 31, 1998
                                                              ------------------- ---------------------
FROM OPERATIONS
 Investment income--net .....................................     $   302,113            $    186
 Net realized gain on investments ...........................          13,768                  --
 Net change in unrealized appreciation on investments .......       1,639,500               4,201
                                                                  -----------            --------
                                   NET INCREASE IN NET ASSETS
                                    RESULTING FROM OPERATIONS       1,955,381               4,387
                                                                  -----------            --------
FROM CONTRACTOWNER TRANASACTIONS
 Seed money from TIAA-CREF Life .............................              --             100,000
 Premiums ...................................................      20,407,270                  --
 Net contractowner transfers from fixed account .............         532,628                  --
 Withdrawals and death benefits .............................        (172,630)                 --
                                                                  -----------            --------
                         NET INCREASE IN NET ASSETS RESULTING
                              FROM CONTRACTOWNER TRANSACTIONS      20,767,268             100,000
                                                                  -----------            --------
                                   NET INCREASE IN NET ASSETS      22,722,649             104,387
NET ASSETS
 Beginning of period ........................................         104,387                  --
                                                                  -----------            --------
 End of period ..............................................     $22,827,036            $104,387
                                                                  ===========            ========

                       See notes to financial statements.

                      TIAA-CREF LIFE SEPARATE ACCOUNT VA-1
                               STOCK INDEX ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION

TIAA-CREF Life Separate Account VA-1 (the "Account") was established by TIAA-CREF Life Insurance Company ("TIAA-CREF Life") as a separate investment account under New York law on July 27, 1998. TIAA-CREF Life, which commenced operations as a legal reserve life insurance company under the insurance laws of the State of New York on December 18, 1996, is a wholly-owned indirect subsidiary of Teachers Insurance and Annuity Association of America ("TIAA"), a legal reserve life insurance company which was established under the insurance laws of the State of New York in 1918.

The Account is registered with the Securities and Exchange Commission ("Commission") as a unit investment trust under the Investment Company Act of 1940. Currently, the Account consists of a single investment portfolio, the Stock Index Account, which invests in shares of the Stock Index Fund of TIAA-CREF Life Funds (the "Fund"), an open-end management investment company that was organized as a business trust under Delaware law on August 13, 1998. The investment objective of the Fund is favorable long-term return from a diversified portfolio selected to track the overall market for common stocks publicly traded in the United States, as represented by a broad stock market index.

The Account commenced operations on December 1, 1998 when TIAA-CREF Life purchased 4,000 Accumulation Units of the Account at $25 per Unit, for a total of $100,000. The Account began offering Accumulation Units to contractowners other than TIAA-CREF Life on January 4, 1999. At December 31, 1999, TIAA-CREF Life continued to own 4,000 shares of the Account with a total value of $126,211.

TIAA-CREF Life provides all administrative services for the Account. Teachers Personal Investors Services, Inc. ("TPIS"), an indirect subsidiary of TIAA, which is registered with the Commission as a broker-dealer and is a member of the National Association of Securities Dealers, Inc., performs distribution functions for contracts pursuant to a Principal Underwriting and Administrative Services Agreement.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements may require management to make estimates and assumptions that affect the reported amounts of assets, liabilities, income, expenses and related disclosures. Actual results may differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the Account, which are in conformity with accounting principles generally accepted in the United States.

Valuation of Investments: The market value of the investment in the Fund is based on the net asset value of the Fund as of the close of business on the valuation date.

Accounting for Investments: Securities transactions are accounted for as of the date the securities are purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Realized gains and losses on security transactions are based on the specific identification method.

Federal Income Taxes: Based on provisions of the Internal Revenue Code, no federal income taxes are attributable to the net investment experience of the Account.

NOTE 3--EXPENSE CHARGES

Daily charges are deducted from the net assets of the Account for services required to administer the Account and the contracts, and to cover certain insurance risks borne by TIAA-CREF Life. The administrative expense charge is currently set at an annual rate of 0.20% of the net assets of the Account. TIAA-CREF Life also imposes a daily charge for bearing certain mortality and expense risks in connection with the contracts equivalent to an annual rate of 0.10% of the net assets of the Account.

NOTE 4--INVESTMENTS

Purchases and sales of Fund shares for the year ended December 31, 1999 were $21,053,168 and $108,249, respectively.

                      TIAA-CREF LIFE SEPARATE ACCOUNT VA-1
                               STOCK INDEX ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (Concluded)

NOTE 5--CONDENSED FINANCIAL INFORMATION

Selected condensed financial information for an Accumulation Unit of the Account is presented below.

                                                                                      December 1, 1998
                                                                                        (commencement
                                                                  Year Ended           of operations)
                                                              December 31, 1999     December 31, 1998 (1)
                                                             -------------------   ----------------------
Per Accumulation Unit Data:
 Investment income .......................................         $  .289                 $  .052
 Expenses ................................................            .016                    .006
                                                                   -------                 -------
 Investment income--net ..................................            .273                    .046
 Net realized and unrealized gain on investments .........           5.184                   1.050
                                                                   -------                 -------
 Net increase in Accumulation Unit Value .................           5.457                   1.096
 Accumulation Unit Value:
  Beginning of period ....................................          26.096                  25.000
                                                                   -------                 -------
  End of period ..........................................         $31.553                 $26.096
                                                                   =======                 =======
Total return .............................................           20.91%                   4.39%
Ratio to Average Net Assets:
 Expenses ................................................            0.30%                   0.02%
 Investment income--net ..................................            5.09%                   0.18%
Portfolio turnover rate ..................................            0.17%                   0.00%
Thousands of Accumulation Units
 outstanding at end of period ............................             723                       4

(1) The percentages shown for this period are not annualized.


NOTE 6--ACCUMULATION UNITS

Changes in the number of Accumulation Units outstanding were as follows:



                                                                                         December 1, 1998
                                                                                         (commencement of
                                                                       Year Ended         operations) to
                                                                   December 31, 1999     December 31, 1998
                                                                  -------------------   ------------------
Accumulation Units:
 Credited for premiums ........................................         708,943                4,000
 Credited for transfers and disbursements .....................          10,514                   --
 Outstanding:
  Beginning of period .........................................           4,000                   --
                                                                        -------                -----
  End of period ...............................................         723,457                4,000
                                                                        =======                =====

[TIAA CREF LOGO]

--------------------------------------------------------------------------------

                       REPORT OF MANAGEMENT RESPONSIBILITY


To the Contractowner of
 TIAA-CREF Life Separate Account VA-1:

The accompanying financial statements of the Growth Equity, Growth & Income, International Equity and Social Choice Equity Accounts of TIAA-CREF Life Separate Account VA-1 (the "Account") are the responsibility of management. They have been prepared in accordance with accounting principles generally accepted in the United States and have been presented fairly and objectively in accordance with such principles.

TIAA-CREF Life Insurance Company ("TIAA-CREF Life") has established and maintains a strong system of internal controls designed to provide reasonable assurance that assets are properly safeguarded and transactions are properly executed in accordance with management's authorization, and to carry out the ongoing responsibilities of management for reliable financial statements. In addition, TIAA-CREF Life's internal audit personnel provide a continuing review of the internal controls and operations of TIAA-CREF Life, including its separate account operations.

The accompanying financial statements have been audited by the independent auditing firm of Ernst & Young LLP. The independent auditors' report, which appears on the following page, expresses an independent opinion on the fairness of presentation of these financial statements.


                                                 /s/ Thomas G. Walsh
                                           ---------------------------------
                                                      President


                                                /s/ Richard L. Gibbs
                                           ---------------------------------
                                             Executive Vice President and
                                               Chief Financial Officer

                         [ERNST & YOUNG LLP LETTERHEAD]


                         REPORT OF INDEPENDENT AUDITORS


To the Contractowner of TIAA-CREF Life Separate Account VA-1 and the
 Board of Directors of TIAA-CREF Life Insurance Company:

We have audited the accompanying statements of assets and liabilities of the Growth Equity, Growth & Income, International Equity and Social Choice Equity Accounts (four of the Accounts constituting TIAA-CREF Life Separate Account VA-1) (the "Accounts") as of March 10, 2000, and the related statements of operations and changes in net assets for the period from March 1, 2000 (commencement of operations) to March 10, 2000. These financial statements are the responsibility of the Accounts' management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Accounts at March 10, 2000, and the results of their operations and the changes in their net assets for the period from March 1, 2000 to March 10, 2000, in conformity with accounting principles generally accepted in the United States.


                                                           /s/ Ernst & Young LLP

March 21, 2000


       Ernst & Young LLP is a member of Ernst & Young International, Ltd.

                      TIAA-CREF LIFE SEPARATE ACCOUNT VA-1
                      STATEMENTS OF ASSETS AND LIABILITIES
                                 MARCH 10, 2000

                                                                Growth          Growth       International     Social Choice
                                                                Equity         & Income          Equity           Equity
                                                               Account         Account          Account           Account
                                                              ---------       ---------       ------------     -------------
ASSETS
 Investments, at cost ...................................      $100,000        $100,000         $100,000         $100,000
                                                               ========        ========         ========         ========

 Shares held in the corresponding Fund of TIAA-CREF
  Life Funds ............................................         4,000           4,000            4,000            4,000
 Net asset value per share of corresponding fund ("NAV").         25.68           25.11            24.85            24.68
                                                               --------        --------         --------         --------
 Investments, at value (Shares x NAV) ...................       102,720         100,440           99,400           98,720
                                                               --------        --------         --------         --------
                                             TOTAL ASSETS       102,720         100,440           99,400           98,720
                                                               --------        --------         --------         --------
LIABILITIES
 Amounts due to General Account .........................             8               8                8                8
                                                               --------        --------         --------         --------
                                        TOTAL LIABILITIES             8               8                8                8
                                                               --------        --------         --------         --------
NET ASSETS -- Accumulation Fund .........................      $102,712        $100,432         $ 99,392         $ 98,712
                                                               ========        ========         ========         ========
NUMBER OF ACCUMLATION UNITS OUSTANDING --
 Notes 5 and 6 ..........................................         4,000           4,000            4,000            4,000
                                                               ========        ========         ========         ========
NET ASSET VALUE, PER ACCUMLATION UNIT -- Note 5 .........      $  25.68        $  25.11         $  24.85         $  24.68
                                                               ========        ========         ========         ========

                       See notes to financial statements.

                      TIAA-CREF LIFE SEPARATE ACCOUNT VA-1
                            STATEMENTS OF OPERATIONS
            For the Period March 1, 2000 (commencement of operations)
                                to March 10, 2000

                                                            Growth       Growth      International     Social Choice
                                                            Equity      & Income         Equity           Equity
                                                           Account       Account        Account           Account
                                                         -----------   ----------   ---------------   --------------
INVESTMENT INCOME
 Income:
  Dividends ..........................................     $    --        $ --          $   --            $    --
                                                           -------        ----          ------            -------
                                          TOTAL INCOME          --          --              --                 --
                                                           -------        ----          ------            -------
 Expenses--Note 3:
  Administrative expenses ............................           5           5               5                  5
  Mortality and expense risk charges .................           3           3               3                  3
                                                           -------        ----          ------            -------
                                        TOTAL EXPENSES           8           8               8                  8
                                                           -------        ----          ------            -------
                                   INVESTMENT LOSS-NET          (8)         (8)             (8)                (8)
                                                           -------        ----          ------            -------
NET UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NOTES 4
 Net change in unrealized appreciation (depreciation)
  on investments .....................................       2,720          440           (600)            (1,280)
                                                           -------        -----         ------            -------
                                        NET UNREALIZED
                            GAIN (LOSS) ON INVESTMENTS       2,720          440           (600)            (1,280)
                                                           -------        -----         ------            -------
                 NET INCREASE (DECREASE) IN NET ASSETS
                             RESULTING FROM OPERATIONS      $2,712         $432          $(608)           $(1,288)
                                                           =======        =====         ======            =======

                       See notes to financial statements.

                      TIAA-CREF LIFE SEPARATE ACCOUNT VA-1
                       STATEMENTS OF CHANGES IN NET ASSETS
            For the Period March 1, 2000 (commencement of operations)
                                to March 10, 2000

                                                             Growth        Growth       International     Social Choice
                                                             Equity       & Income          Equity           Equity
                                                            Account        Account         Account           Account
                                                          -----------   ------------   ---------------   --------------
FROM OPERATIONS
Investment loss--net ..................................    $     (8)      $     (8)       $     (8)         $     (8)
Net change in unrealized appreciation (depreciation)
 on investments .......................................       2,720            440            (600)           (1,280)
                                                           --------       --------        --------          --------
                  NET INCREASE (DECREASE) IN NET ASSETS
                              RESULTING FROM OPERATIONS       2,712            432            (608)           (1,288)
                                                           --------       --------        --------          --------
FROM CONTRACTOWNER TRANSACTIONS
Seed money from TIAA-CREF Life ........................     100,000        100,000         100,000           100,000
                                                           --------       --------        --------          --------
                       NET INCREASE IN ASSETS RESULTING
                        FROM CONTRACTOWNER TRANSACTIONS     100,000        100,000         100,000           100,000
                                                           --------       --------        --------          --------
NET ASSETS, end of period .............................    $102,712       $100,432        $ 99,392          $ 98,712
                                                           ========       ========        ========          ========

                       See notes to financial statements.

                      TIAA-CREF LIFE SEPARATE ACCOUNT VA-1
                          NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION

TIAA-CREF Life Separate Account VA-1 (the "Account") was established by TIAA-CREF Life Insurance Company ("TIAA-CREF Life") as a separate investment account under New York law on July 27, 1998. TIAA-CREF Life, which commenced operations as a legal reserve life insurance company under the insurance laws of the State of New York on December 18, 1996, is a wholly-owned indirect subsidiary of Teachers Insurance and Annuity Association of America ("TIAA"), also a legal reserve life insurance company which was established under the insurance laws of the State of New York in 1918.

The Account is registered with the Securities and Exchange Commission ("Commission") as a unit investment trust under the Investment Company Act of 1940 and consists of five sub-accounts, the Stock Index Account, the Growth Equity Account, the Growth & Income Account, the International Equity Account and the Social Choice Equity Account (collectively, the "Accounts"). The Accounts invest in shares of corresponding funds of the TIAA-CREF Life Funds (consisting of Stock Index Fund, Growth Equity Fund, Growth & Income Fund, International Equity Fund, Stock Index Account and Social Choice Equity Fund), an open-end management investment company that was organized as a business trust under Delaware law on August 13, 1998. These financial statements include the Growth Equity Account, the Growth & Income Account, the International Equity Account and the Social Choice Equity Account.

The Accounts (excluding the Stock Index Account) commenced operations on March 1, 2000 when TIAA-CREF Life purchased 4,000 Accumulation Units of each of the Accounts at $25 per Unit, for a total of $100,000 in each of the Accounts. Each of the Accounts then purchased 4,000 shares at $25 per share for a total of $100,000, of their corresponding fund in the TIAA-CREF Life Funds. The Accounts intend to begin offering Accumulation Units to contractowners other than TIAA-CREF Life on April 3, 2000.

TIAA-CREF Life provides all administrative services for the Accounts and has borne any costs necessary to organize the Accounts. Teachers Personal Investors Services, Inc. ("TPIS"), an indirect subsidiary of TIAA, which is registered with the Commission as a broker-dealer and is a member of the National Association of Securities Dealers, Inc., performs distribution functions for contracts pursuant to a Principal Underwriting and Administrative Services Agreement.


NOTE 2--SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements may require management to make estimates and assumptions that affect the reported amounts of assets, liabilities, income, expenses and related disclosures. Actual results may differ from those estimates. The following is a summary of the significant accounting policies followed by the Accounts, which are in conformity with accounting principles generally accepted in the United States.

Valuation of Investments: The market value of the investment in the Funds is based on the net asset value of the Funds as of the close of business on the valuation date.

Accounting for Investments: Securities transactions are accounted for as of the date the securities are purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Realized gains and losses on security transactions are based on the specific identification method.

Federal Income Taxes: Based on provisions of the Internal Revenue Code, no federal income taxes are attributable to the net investment experience of the Accounts.

NOTE 3--EXPENSE CHARGES

Daily charges are deducted from the net assets of each Account for services required to administer the Accounts and the contracts, and to cover certain insurance risks borne by TIAA-CREF Life. The administrative expense charge is currently set at an annual rate of 0.20% of the net assets of each Account. TIAA-CREF Life also imposes a daily charge for bearing certain mortality and expense risks in connection with the contracts equivalent to an annual rate of 0.10% of the net assets of each Account.

                      TIAA-CREF LIFE SEPARATE ACCOUNT VA-1
                    NOTES TO FINANCIAL STATEMENTS (Concluded)

NOTE 4--INVESTMENTS

Purchases of Fund shares by the Growth Equity, Growth & Income, International Equity, and Social Choice Equity Accounts for the period March 1, 2000 (commencement of operations) to March 10, 2000 were $100,000 for each Account.

NOTE 5--CONDENSED FINANCIAL INFORMATION

Selected condensed financial information for an Accumulation Unit of each Account for the period March 1, 2000 (commencement of operations) to March 10, 2000 is presented below.


                                                                    Growth          Growth       International     Social Choice
                                                                    Equity         & Income          Equity           Equity
                                                                   Account         Account          Account           Account
                                                                -------------   -------------   ---------------   --------------
Per Accumulation Unit Data:
 Investment income ..........................................      $    --         $    --          $    --           $    --
 Expenses ...................................................         .002            .002             .002              .002
                                                                  --------        --------        ---------         ---------
 Investment loss--net .......................................        (.002)          (.002)           (.002)            (.002)
 Net unrealized gain (loss) on investments ..................         .680            .110            (.150)            (.320)
                                                                  --------        --------        ---------         ---------
 Net increase (decrease) in Accumulation Unit Value .........         .678            .108            (.152)            (.322)
 Accumulation Unit Value
  Beginning of period .......................................       25.000          25.000           25.000            25.000
                                                                  --------        --------        ---------         ---------
  End of period .............................................      $25.678         $25.108          $24.848           $24.678
                                                                  ========        ========        =========         =========
Total return ................................................        2.71%           0.43%            (.61%)           (1.29%)
Ratio to Average Net Assets:
 Expenses ...................................................        0.01%           0.01%            0.01%             0.01%
 Investment loss--net .......................................       (0.01%)         (0.01%)          (0.01%)           (0.01%)
Portfolio turnover rate .....................................           0%              0%               0%                0%
Thousands of Accumulation Units outstanding at end
 of period ..................................................            4               4                4                 4

The percentages shown above are not annualized.


NOTE 6--ACCUMULATION UNITS

Changes in the number of Accumulation Units outstanding for each Account for the period March 1, 2000 (commencement of operations) to March 10, 2000 were as follows:


                                        Growth      Growth      International     Social Choice
                                        Equity     & Income         Equity           Equity
                                       Account      Account        Account           Account
                                      ---------   ----------   ---------------   --------------
Accumulation Units:
 Credited for premiums ............    4,000        4,000          4,000             4,000
                                       -----        -----          -----             -----
 Outstanding, end of period .......    4,000        4,000          4,000             4,000
                                       =====        =====          =====             =====

--------------------------------------------------------------------------------

                               PRESIDENT'S LETTER


To the Policyholders of
 TIAA-CREF Life Insurance Company:

We are pleased to provide you with the accompanying audited statutory-basis financial statements of TIAA-CREF Life Insurance Company ("TIAA-CREF Life") for the year ended December 31, 1999. Our objective is to manage TIAA-CREF Life in a prudent manner with the goal of maximizing our long-term performance within reasonable risk parameters for the long-term benefit of our policyholders. As you review these statements, it is important to note that TIAA-CREF Life maintains the highest possible financial strength ratings from each of the four nationally recognized independent rating organizations.

The report of management responsibility, on the following page, demonstrates our ongoing commitment to conduct TIAA-CREF Life's activities in a well-controlled management environment. Additionally, the accompanying audit report indicates an unqualified opinion regarding TIAA-CREF Life's statutory-basis financial statements from the independent auditing firm of Ernst & Young LLP. These statements have been prepared consistently in accordance with statutory accounting practices, a comprehensive basis of accounting comprised of accounting practices prescribed or permitted by the New York State Insurance Department ("Department").

There is also a reference in the auditors' report to accounting principles generally accepted in the United States ("GAAP"); this reference to GAAP is required by the auditors' professional standards. GAAP is an overall accounting methodology that, while similar in many respects to statutory accounting practices, is a separate basis of accounting. Statutory accounting is generally more conservative than GAAP, and these statutory-basis financial statements are not intended to be in conformity with GAAP.

Statutory accounting is the only basis of accounting recognized by the Department for regulatory purposes, and it is the only basis of accounting used by the Department in measuring the financial condition and results of operations of an insurance company. It is also the basis for determining insurance company solvency under the New York Insurance Law. While we could prepare a separate set of GAAP financial statements, there is no legal requirement for us to do so. Additionally, TIAA-CREF Life does not believe at this time that it would be a worthwhile expenditure to maintain another separate set of financial records, particularly since it would provide little added value for our policyholders. Accordingly, we believe that it is prudent for us to continue to manage and report on the operations of TIAA-CREF Life under the conservative statutory accounting methodology.


                                            /s/ Thomas G. Walsh
                                         ----------------------------
                                                  President

--------------------------------------------------------------------------------

                       REPORT OF MANAGEMENT RESPONSIBILITY


To the Policyholders of
 TIAA-CREF Life Insurance Company:

The accompanying statutory-basis financial statements of TIAA-CREF Life Insurance Company ("TIAA-CREF Life") are the responsibility of management. They have been prepared on the basis of statutory accounting practices, a comprehensive basis of accounting comprised of accounting practices prescribed or permitted by the New York State Insurance Department. The financial statements of TIAA-CREF Life have been presented fairly and objectively in accordance with such statutory accounting practices.

TIAA-CREF Life has established and maintains a strong system of internal controls designed to provide reasonable assurance that assets are properly safeguarded and transactions are properly executed in accordance with management's authorization, and to carry out the ongoing responsibilities of management for reliable financial statements.

The accompanying statutory-basis financial statements of TIAA-CREF Life have been audited by the independent auditing firm of Ernst & Young LLP. The independent auditors' report, which appears on the following page, expresses an independent opinion on the fairness of presentation of these statutory-basis financial statements.



                                                /s/ Thomas G. Walsh
                                          ---------------------------------
                                                     President


                                                /s/ Richard L. Gibbs
                                          ---------------------------------
                                            Executive Vice President and
                                              Chief Financial Officer

                         [ERNST & YOUNG LLP LETTERHEAD]


                         REPORT OF INDEPENDENT AUDITORS


To the Board of Directors of
 TIAA-CREF Life Insurance Company:

We have audited the accompanying statutory-basis balance sheets of TIAA-CREF Life Insurance Company ("TIAA-CREF Life") as of December 31, 1999 and 1998, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 1999. These financial statements are the responsibility of TIAA-CREF Life's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 to the financial statements, TIAA-CREF Life presents its financial statements in conformity with statutory accounting practices, which practices differ from accounting principles generally accepted in the United States. The differences between such statutory accounting practices and accounting principles generally accepted in the United States and the effect on the accompanying financial statements are described in Note 2.

In our opinion, because of the effects of the matter described in the preceding paragraph, the 1999 and 1998 statutory-basis financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of TIAA-CREF Life at December 31, 1999 and 1998 or the results of its operations or its cash flows for each of the three years in the period ended December 31, 1999.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of TIAA-CREF Life at December 31, 1999 and 1998, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1999, in conformity with statutory accounting practices prescribed or permitted by the New York State Insurance Department.


                                                           /s/ Ernst & Young LLP


March 16, 2000



       Ernst & Young LLP is a member of Ernst & Young International, Ltd.

                        TIAA-CREF LIFE INSURANCE COMPANY
                         STATUTORY-BASIS BALANCE SHEETS

                                                                          December 31,
                                                                ---------------------------------
                                                                      1999              1998
                                                                ---------------   ---------------
ASSETS
Bonds .......................................................    $251,708,760      $219,903,588
Mortgages ...................................................      29,119,139        27,485,357
Cash and short-term investments .............................      27,141,880         6,098,470
Investment income due and accrued ...........................       3,781,907         2,785,756
Separate account assets .....................................      22,704,294           104,388
Other assets ................................................       1,792,472            53,071
                                                                 ------------      ------------
                                                 TOTAL ASSETS    $336,248,452      $256,430,630
                                                                 ============      ============
LIABILITIES, CAPITAL AND SURPLUS
Policy and contract reserves ................................    $ 39,284,860      $     37,735
Federal income taxes payable ................................              --           235,359
Asset Valuation Reserve .....................................       1,061,394           635,512
Interest Maintenance Reserve ................................         116,028                --
Separate account liabilities ................................      22,577,272                --
Other liabilities ...........................................       9,833,605           279,252
                                                                 ------------      ------------
                                            Total Liabilities      72,873,159         1,187,858
                                                                 ------------      ------------
Capital: 2,500 shares of $1,000 par value common stock issued
 and outstanding ............................................       2,500,000         2,500,000
Additional paid-in capital ..................................     242,500,000       242,500,000
Surplus .....................................................      18,375,293        10,242,772
                                                                 ------------      ------------
                                    Total Capital and Surplus     263,375,293       255,242,772
                                                                 ------------      ------------
                       TOTAL LIABILITIES, CAPITAL AND SURPLUS    $336,248,452      $256,430,630
                                                                 ============      ============

               See notes to statutory-basis financial statements.

                        TIAA-CREF LIFE INSURANCE COMPANY
                    STATUTORY-BASIS STATEMENTS OF OPERATIONS


                                                                       For the Years Ended December 31,
                                                                -----------------------------------------------
                                                                     1999             1998            1997
                                                                --------------   -------------   --------------
INCOME
Insurance and annuity premiums and deposits .................    $59,475,280      $    13,634      $    1,242
Net investment income .......................................     18,893,955       13,295,128       4,981,871
Other .......................................................         30,015               --              --
                                                                 -----------      -----------      ----------
                                                 TOTAL INCOME     78,399,250       13,308,762       4,983,113
                                                                 -----------      -----------      ----------
EXPENSES
Policy and contract benefits ................................        368,586            7,986              73
Increase (decrease) in policy and contract reserves .........     39,247,125              967          (7,469)
Operating expenses ..........................................      4,323,980        1,345,564         257,666
Transfers to separate accounts, net .........................     20,728,316               --              --
                                                                 -----------      -----------      ----------
                                               TOTAL EXPENSES     64,668,007        1,354,517         250,270
                                                                 -----------      -----------      ----------
                           Income before federal income taxes     13,731,243       11,954,245       4,732,843
                                         Federal income taxes      5,195,474        4,176,454       1,651,906
                                                                 -----------      -----------      ----------
                                                   NET INCOME    $ 8,535,769      $ 7,777,791      $3,080,937
                                                                 ===========      ===========      ==========

               See notes to statutory-basis financial statements.

                        TIAA-CREF LIFE INSURANCE COMPANY
                    STATUTORY-BASIS STATEMENTS OF CHANGES IN
                               CAPITAL AND SURPLUS
                   FOR THE THREE YEARS ENDED DECEMBER 31, 1999


                                          Capital          Additional
                                           Stock        Paid-in Capital        Surplus            Total
                                       -------------   -----------------   --------------   ----------------
Balance, January 1, 1997 ...........    $2,500,000        $  7,500,000      $     4,666       $ 10,004,666

Net income .........................            --                  --        3,080,937          3,080,937
Transfers to the Asset
 Valuation Reserve .................            --                  --         (176,677)          (176,677)
Change in valuation basis of policy
 reserves ..........................            --                  --             (685)              (685)
Capital contribution ...............            --          90,000,000               --         90,000,000
Dividend to stockholder ............            --         (20,000,000)              --        (20,000,000)
                                        ----------        ------------      -----------       ------------
Balance, December 31, 1997 .........     2,500,000          77,500,000        2,908,241         82,908,241

Net income .........................            --                  --        7,777,791          7,777,791
Transfers to the Asset
 Valuation Reserve .................            --                  --         (447,648)          (447,648)
Capital contribution ...............            --         165,000,000               --        165,000,000
Increase in value of seed money in
 separate account ..................            --                  --            4,388              4,388
                                        ----------        ------------      -----------       ------------
Balance, December 31, 1998 .........     2,500,000         242,500,000       10,242,772        255,242,772

Net income .........................            --                  --        8,535,769          8,535,769
Transfers to the Asset
 Valuation Reserve .................            --                  --         (425,882)          (425,882)
Increase in value of seed money in
 separate account ..................            --                  --           22,634             22,634
                                        ----------        ------------      -----------       ------------
Balance, December 31, 1999 .........    $2,500,000        $242,500,000      $18,375,293       $263,375,293
                                        ==========        ============      ===========       ============

               See notes to statutory-basis financial statements.

                        TIAA-CREF LIFE INSURANCE COMPANY
                    STATUTORY-BASIS STATEMENTS OF CASH FLOWS

                                                                For the Years Ended December 31,
                                                       ---------------------------------------------------
                                                            1999              1998              1997
                                                       --------------   ---------------   ----------------
CASH PROVIDED
By operating activities:
 Premiums and deposits .............................    $ 59,475,280     $     13,634      $       1,242
 Net investment income .............................      17,922,072       11,386,874          4,220,032
 Other .............................................          30,015               --                 --
                                                        ------------     ------------      -------------
                                      Total Receipts      77,427,367       11,400,508          4,221,274
                                                        ------------     ------------      -------------
Policy benefits ....................................         368,537            7,961                 34
Operating expenses .................................       1,515,087        1,348,388            253,864
Federal income taxes ...............................       5,860,300        4,150,443          1,477,675
Transfers to separate account, net .................      20,604,591          100,000                 --
Other, net .........................................      (5,165,738)        (334,678)              (179)
                                                        ------------     ------------      -------------
                                 Total Disbursements      23,182,777        5,272,114          1,731,394
                                                        ------------     ------------      -------------
               Cash Provided by Operating Activities      54,244,590        6,128,394          2,489,880
                                                        ------------     ------------      -------------
By investing activities:
 Sales and redemptions of bonds and stocks .........      18,909,925          602,103                 --
 Repayment of mortgage principal ...................         366,218          151,553             63,090
 Net gains on short-term investments ...............           1,396           22,328             53,365
                                                        ------------     ------------      -------------
               Cash Provided by Investing Activities      19,277,539          775,984            116,455
                                                        ------------     ------------      -------------
By financing activities:
 Additional paid-in capital ........................              --      165,000,000         90,000,000
 Dividend to stockholder ...........................              --               --        (20,000,000)
 Other, net ........................................              --               --           (170,448)
                                                        ------------     ------------      -------------
               Cash Provided by Financing Activities              --      165,000,000         69,829,552
                                                        ------------     ------------      -------------
                                 TOTAL CASH PROVIDED      73,522,129      171,904,378         72,435,887
                                                        ------------     ------------      -------------
DISBURSEMENTS FOR NEW INVESTMENTS
Investments acquired:
Bonds ..............................................      50,478,719      154,950,254         61,289,936
Mortgages ..........................................       2,000,000       18,400,000          9,300,000
                                                        ------------     ------------      -------------
             TOTAL DISBURSEMENTS FOR NEW INVESTMENTS      52,478,719      173,350,254         70,589,936
                                                        ------------     ------------      -------------
                     INCREASE (DECREASE) IN CASH AND
                              SHORT-TERM INVESTMENTS      21,043,410       (1,445,876)         1,845,951
                     CASH AND SHORT-TERM INVESTMENTS
                                AT BEGINNING OF YEAR       6,098,470        7,544,346          5,698,395
                                                        ------------     ------------      -------------
                     CASH AND SHORT-TERM INVESTMENTS
                                      AT END OF YEAR    $ 27,141,880     $  6,098,470      $   7,544,346
                                                        ============     ============      =============

               See notes to statutory-basis financial statements.

                        TIAA-CREF LIFE INSURANCE COMPANY
                  NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
                                December 31, 1999

NOTE 1--ORGANIZATION AND OPERATIONS

TIAA-CREF Life Insurance Company commenced operations as a legal reserve life insurance company under the insurance laws of the State of New York on December 18, 1996, under its former name, TIAA Life Insurance Company and changed its name to TIAA-CREF Life Insurance Company ("TIAA-CREF Life") on May 1, 1998. TIAA-CREF Life is a wholly-owned subsidiary of TIAA-CREF Enterprises, Inc. ("Enterprises"), which is a wholly-owned subsidiary of Teachers Insurance and Annuity Association of America ("TIAA"), a legal reserve life insurance company established under the insurance laws of the State of New York in 1918. As of December 31, 1999 TIAA-CREF Life was licensed as an insurance company in 34 states.

Effective December 18, 1996, TIAA-CREF Life entered into an indemnity reinsurance agreement with TIAA to reinsure a limited number of individual life insurance policies on a 50% coinsurance basis. Beginning in January 1999, TIAA-CREF Life began issuing personal annuity contracts with fixed and variable components.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES

TIAA-CREF Life's statutory-basis financial statements have been prepared on the basis of statutory accounting practices prescribed by the New York State Insurance Department ("Department"), a comprehensive basis of accounting that differs from accounting principles generally accepted in the United States ("GAAP"). The preparation of TIAA-CREF Life's statutory-basis financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, income and expenses. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by TIAA-CREF Life.

Valuation of Investments: Bonds, mortgage loans and short-term investments (debt securities with maturities of one year or less at the time of acquisition), are generally stated at amortized cost. For loan-backed bonds and structured securities, amortized cost is determined using actual and anticipated cash flows under the retrospective method. Anticipated prepayments are based on life-to-date payment speeds, using historical cash flows and internal estimates. Separate account assets are stated at market value.

Accounting for Investments: Investment transactions are accounted for as of the date the investments are settled (settlement date). Realized capital gains and losses on investment transactions are accounted for under the specific identification method.

Policy and Contract Reserves: Policy and contract reserves are determined in accordance with standard valuation methods permitted or approved by the Department and are computed in accordance with standard actuarial formulas. The reserves established utilize assumptions for interest (at an average rate of approximately 5.25%), mortality and other risks insured. Such reserves establish a sufficient provision for all contractual benefits guaranteed under policy and contract provisions.

Asset Valuation Reserve: The Asset Valuation Reserve ("AVR"), which covers all invested asset classes, is an explicit liability reserve required by the National Association of Insurance Commissioners ("NAIC") and is intended to provide for potential future credit and equity losses. Formula calculations determine the required contribution amounts, and contributions to the AVR are reported as transfers from surplus.

Interest Maintenance Reserve: The Interest Maintenance Reserve ("IMR") is a liability reserve required by the NAIC which accumulates realized capital gains and losses resulting from interest rate fluctuations. Such capital gains and losses are amortized out of the IMR, under the grouped method of amortization, as an adjustment to net investment income over the remaining lives of the assets sold. All net capital gains on short-term investments were fully amortized out of the IMR by the end of each period presented.

Income and Expenses: Premiums, investment income and expenses are reported as earned/incurred.

Federal Income Taxes: Effective January 1, 1998, TIAA-CREF Life began filing a consolidated federal income tax return with its qualifying affiliates. The tax sharing agreement follows the current reimbursement method, whereby members of the consolidated group are generally reimbursed for their losses on a pro-rata basis by other members of the group to the extent they have taxable income, subject to limitations imposed under the Internal Revenue Code. The federal income tax provisions in the accompanying statements of operations are computed on a seperate return basis and are based on the amount of taxes actually paid or anticipated to be paid under the tax sharing agreement.

                        TIAA-CREF LIFE INSURANCE COMPANY
            NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS (Continued)

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES (Concluded)

Accounting Principles Generally Accepted in the United States: GAAP is a comprehensive basis of accounting that is comprised of the authoritative accounting pronouncements issued by the Financial Accounting Standards Board, the American Institute of Certified Public Accountants and other standard setting bodies. The differences between GAAP and statutory accounting practices could have a material effect on TIAA-CREF Life's financial statements, and the primary differences can be summarized as follows. Under GAAP:

o The AVR is eliminated and, if necessary, valuation allowances are established as contra assets based on asset-specific analyses rather than the formula-based AVR being reflected as a liability reserve;

o The IMR is eliminated and realized gains and losses resulting from interest rate fluctuations are reported as a component of net income rather than being accumulated in and subsequently amortized out of the IMR;

o Policy acquisition costs are deferred and amortized over the lives of the policies issued rather than being charged to operations as incurred;

o Policy and contract reserves are based on estimates of expected mortality and interest rather than being based on statutory mortality and interest requirements;

o Long-term bond investments considered to be "available for sale" are carried at fair value rather than at amortized cost;

o Deferred tax assets and liabilities are determined based on the differences between the financial statement amounts and the tax bases of assets and liabilities rather than not being recognized.

Management believes that the effects of these differences would increase TIAA-CREF Life's total capital if GAAP were implemented.

Reclassification: Certain amounts in the 1998 and 1997 financial statements have been reclassified to conform with the 1999 presentation.

NOTE 3--INVESTMENTS

Securities Investments: At December 31, 1999 and 1998, the carrying values (balance sheet amounts) and estimated market values of long-term bond investments, and gross unrealized gains and losses with respect to such market values, are shown below:

                                                            Gross            Gross
                                          Carrying       Unrealized        Unrealized         Estimated
                                            Value           Gains            Losses          Market Value
                                       --------------   ------------   -----------------   ---------------
December 31, 1999
------------------
U.S. Treasury securities and
 obligations of U.S. government
 agencies and corporations .........   $ 11,706,305              --      $    (871,164)     $ 10,835,141
Corporate securities ...............    143,027,045      $  140,663         (6,773,515)      136,394,193
Mortgage-backed securities .........     25,703,921              --         (2,373,932)       23,329,989
Asset-backed securities ............     71,271,489              --         (4,654,224)       66,617,265
                                       ------------      ----------      -------------      ------------
  Total ............................   $251,708,760      $  140,663      $ (14,672,835)     $237,176,588
                                       ============      ==========      =============      ============
December 31, 1998
------------------
U.S. Treasury securities and
 obligations of U.S. government
 agencies and corporations .........   $ 10,379,302      $  945,856      $      (4,878)     $ 11,320,280
Corporate securities ...............    111,344,796       4,772,681           (225,445)      115,892,032
Mortgage-backed securities .........     25,880,780       1,275,421                 --        27,156,201
Asset-backed securities ............     72,298,710       2,706,809           (100,600)       74,904,919
                                       ------------      ----------      -------------      ------------
  Total ............................   $219,903,588      $9,700,767      $    (330,923)     $229,273,432
                                       ============      ==========      =============      ============

                        TIAA-CREF LIFE INSURANCE COMPANY
            NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS (Continued)

NOTE 3--INVESTMENTS (Continued)

Debt securities amounting to approximately $7,888,000 and $6,557,000 at December 31, 1999 and 1998, respectively, were on deposit with governmental authorities or trustees, as required by law.

The carrying values and estimated market values of long-term bond investments at December 31, 1999, by contractual maturity, are shown below:

                                                      Carrying         Estimated
                                                        Value         Market Value
                                                   --------------   ---------------
December 31, 1999
-----------------
Due after one year through five years ..........   $ 17,617,191      $ 17,684,940
Due after five years through ten years .........     52,886,392        49,763,200
Due after ten years ............................     84,229,767        79,781,194
                                                   ------------      ------------
  Subtotal .....................................    154,733,350       147,229,334
Mortgage-backed securities .....................     25,703,921        23,329,989
Asset-backed securities ........................     71,271,489        66,617,265
                                                   ------------      ------------
  Total ........................................   $251,708,760      $237,176,588
                                                   ============      ============

Bonds not due at a single maturity date have been included in the preceding table based on the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to prepay obligations, although prepayment premiums may be applicable.

At December 31, 1999 and 1998, the carrying values of long-term bond investments were diversified by industry classification as follows:

                                                       1999         1998
                                                       ----         ----
Manufacturing ..................................       32.4%        28.1%
Asset-backed securities ........................       19.8         23.1
Finance and financial services .................       12.7         12.7
Mortgage-backed securities .....................       10.2         11.8
Commercial mortgage-backed securities ..........        8.5          9.8
Government .....................................        4.7          4.7
Retail and wholesale trade .....................        3.9          4.4
Oil and gas ....................................        3.9          3.2
Public utilities ...............................        2.0           --
Other ..........................................        1.9          2.2
                                                      -----        -----
  Total ........................................      100.0%       100.0%
                                                      =====        =====

Mortgage Loan Investments: TIAA-CREF Life makes mortgage loans, principally collateralized by commercial real estate. TIAA-CREF Life's mortgage underwriting standards generally result in first mortgage liens on completed income-producing properties for which the loan-to-value ratio at the time of closing generally ranges between 65% and 75%. TIAA-CREF Life employs a system to monitor the effects of current and expected market conditions and other factors on the collectability of mortgage loans and the realizability of real estate investments. This system is utilized to identify and quantify any permanent impairments in value, none of which were identified at December 31, 1999 and 1998. The coupon rate for the mortgage loan issued during 1999 was 7.50% with a loan-to-value ratio of 66.7%.

The mortgage loan investments outstanding at December 31, 1999 are collateralized by shopping centers (68.0%), and apartments (32.0%) located in the South Atlantic (68.0%) and East North Central (32.0%) regions of the United States.

                        TIAA-CREF LIFE INSURANCE COMPANY
            NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS (Continued)

NOTE 3--INVESTMENTS (Concluded)

At December 31, 1999, the contractual maturity schedule of mortgage loans is shown below:

                                                      Carrying
                                                       Value
                                                   -------------
Due in one year or less ........................    $   413,257
Due after one year through five years ..........      1,985,758
Due after five years through ten years .........     18,532,200
Due after ten years ............................      8,187,924
                                                    -----------
  Total ........................................    $29,119,139
                                                    ===========

Asset Valuation Reserves: The AVR balances at December 31, 1999 and 1998, were comprised of the following asset-specific reserves:


                            1999          1998
                        ----------      --------
Bonds ..............    $  614,364      $362,093
Mortgages ..........       447,030       273,419
                        ----------      --------
  Total ............    $1,061,394      $635,512
                        ==========      ========

NOTE 4--INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES

Net Investment Income: For the years ended December 31, 1999, 1998 and 1997, the components of net investment income were as follows:


                                                                        1999              1998             1997
                                                                    -----------       -----------      ----------
Gross investment income:
 Bonds .........................................................    $15,597,349       $ 8,564,192      $2,957,262
 Mortgages .....................................................      2,053,110           881,292         411,140
 Cash and short-term investments ...............................      1,143,214         3,963,348       1,623,677
 Other .........................................................        287,700                --              --
                                                                    -----------       -----------      ----------
  Total ........................................................     19,081,373        13,408,832       4,992,079
Less investment expenses .......................................       (194,176)         (128,217)        (44,895)
                                                                    -----------       -----------      ----------
Net investment income before amortization of IMR gains .........     18,887,197        13,280,615       4,947,184
Plus amortization of IMR gains .................................          6,758            14,513          34,687
                                                                    -----------       -----------      ----------
Net investment income ..........................................    $18,893,955       $13,295,128      $4,981,871
                                                                    ===========       ===========      ==========

Realized Capital Gains and Losses: For the years ended December 31, 1999, 1998 and 1997, the net realized capital gains on sales and redemptions of investments were as follows:


                                                               1999         1998          1997
                                                            ---------     --------     ---------
Bonds ..................................................    $ 187,504           --            --
Short-term investments .................................        1,396     $ 22,328     $  53,365
                                                            ---------     --------     ---------
Total realized gains before capital gains tax ..........      188,900       22,328        53,365
Capital gains tax ......................................      (66,115)      (7,815)      (18,678)
                                                            ---------     --------     ---------
  Total ................................................    $ 122,785     $ 14,513     $  34,687
                                                            =========     ========     =========

                        TIAA-CREF LIFE INSURANCE COMPANY
            NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS (Continued)

NOTE 5--DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair value amounts of financial instruments presented in the following tables have been determined by TIAA-CREF Life using market information available as of December 31, 1999 and 1998, and appropriate valuation methodologies. However, considerable judgement is necessarily required to interpret market data in developing the estimates of fair value for financial instruments for which there are no available market value quotations. The estimates presented are not necessarily indicative of the amounts TIAA-CREF Life could have realized in a market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.


                                                               Carrying         Estimated
                                                                Value          Market Value
                                                           ---------------   ---------------
December 31, 1999
------------------
Assets
 Bonds .................................................    $251,708,760      $237,176,588
 Mortgages .............................................      29,119,139        27,009,740
 Cash and short-term investments .......................      27,141,880        27,141,880
 Separate account seed money investment ................         127,022           127,022
Liabilities
 TIAA-CREF Life Personal Annuity-Fixed Account .........      38,909,874        38,909,874

December 31, 1998
------------------
Assets
 Bonds .................................................    $219,903,588      $229,273,432
 Mortgages .............................................      27,485,357        28,264,034
 Cash and short-term investments .......................       6,098,470         6,098,470
 Separate account seed money investment ................         104,388           104,388

Bonds: The fair values for publicly traded long-term bond investments are determined using quoted market prices. For privately placed long-term bond investments without a readily ascertainable market value, such values are determined with the assistance of an independent pricing service utilizing a discounted cash flow methodology based on coupon rates, maturity provisions and assigned credit ratings. The aggregate carrying values and estimated fair values of publicly traded and privately placed bonds at December 31, 1999 and 1998 are as follows:


                                                 1999                                1998
                                   ---------------------------------   ---------------------------------
                                       Carrying         Estimated          Carrying         Estimated
                                        Value           Fair Value          Value           Fair Value
                                   ---------------   ---------------   ---------------   ---------------
Publicly traded bonds ..........    $217,617,100      $205,094,804      $184,774,708      $192,020,623
Privately placed bonds .........      34,091,660        32,081,784        35,128,880        37,252,809
                                    ------------      ------------      ------------      ------------
  Total ........................    $251,708,760      $237,176,588      $219,903,588      $229,273,432
                                    ============      ============      ============      ============

Mortgages: The fair value of mortgages are determined with the assistance of an independent pricing service utilizing a discounted cash flow methodology based on coupon rates, maturity provisions and assigned credit ratings.

Cash and short-term investments: The carrying values are reasonable estimates of their fair values.

Separate account seed money investment: The carrying value is a reasonable estimate of its fair value.

TIAA-CREF Life Personal Annuity-Fixed Account: The carrying values of the liabilities are reasonable estimates of their fair values.

Insurance and Annuity Contracts: TIAA-CREF Life's reinsurance agreement entails mortality risks and is, therefore, exempt from the fair value disclosure requirements related to financial instruments.

                        TIAA-CREF LIFE INSURANCE COMPANY
            NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS (Continued)

NOTE 6--MANAGEMENT AGREEMENTS

The majority of services for the operation of TIAA-CREF Life are provided, at cost, by TIAA pursuant to a Service Agreement. Expense reimbursement payments under the Service Agreement are made quarterly by TIAA-CREF Life to TIAA based on estimated expenses. Payments are adjusted quarterly to reflect the actual expenses incurred.

NOTE 7--ANNUITY RESERVES

At December 31, 1999 and 1998, TIAA-CREF Life's general account annuity reserves are summarized as follows:


                                                                       1999                       1998
                                                           ----------------------------   ---------------------
                                                               Amount         Percent       Amount      Percent
                                                           --------------   -----------   ----------   --------
Subject to discretionary withdrawal:
 At book value without adjustment ......................    $39,186,814         100.0%     $    --        --%
 At market value .......................................             --            --           --        --
Not subject to discretionary withdrawal ................         14,118            --           --        --
                                                            -----------         -----      -------        --
  Total annuity reserves ...............................     39,200,932         100.0%          --        --%
                                                                                =====                     ==
Reconciliation to total policy and contract
 reserves shown on the balance sheets:
 Reserves on other life policies and contracts .........         83,928                     37,735
                                                            -----------         -----      -------

  Total policy and contract reserves ...................    $39,284,860                    $37,735
                                                            ===========                    =======

NOTE 8--SEPARATE ACCOUNT

TIAA-CREF Life Separate Account VA-1 ("VA-1") is a unit investment trust with all of its assets invested in an underlying portfolio of mutual funds, TIAA-CREF Life Funds. Currently, TIAA-CREF Life Funds has one investment portfolio, the Stock Index Fund, which invests in a diversified portfolio of equity securities selected to track the overall United States stock market. VA-1 was established on July 22, 1998 and received a $100,000 seed money investment from TIAA-CREF Life on December 1, 1998. The value of the seed money investment at December 31, 1999 and 1998 was $127,022 and $104,388 respectively.

The balance sheet captions for separate account assets and liabilities (which include participant account values) are stated at market value. The separate account's operating results are reflected in the changes to these assets and liabilities. Total separate account premiums were approximately $20,407,270 for 1999 and none for 1998 and 1997. Total separate account net transfers from other accounts were approximately $532,628 for 1999 and none for 1998 and 1997. Annuities offered through VA-1 include a nominal guaranteed minimum death benefit. The account offers full or partial withdrawal at market value with no surrender charge.

NOTE 9--CONTINGENCIES

It is the opinion of management that any liabilities which might arise from litigation, state guaranty fund assessments, and other matters, over and above amounts already provided for in the financial statements, are not considered material in relation to TIAA-CREF Life's financial position or the results of its operations.

NOTE 10--SUBSEQUENT EVENT--CODIFICATION

The Department has announced its intention to implement, subject to any conflicting provisions in New York statute, the new Accounting Practices and Procedures Manual ("Codification") adopted by the NAIC to become effective January 1, 2001. Because the Department has not yet determined the extent to which Codification will be implemented, the effect on TIAA-CREF Life's statutory-basis financial statements cannot yet be quantified.

                        TIAA-CREF LIFE INSURANCE COMPANY
            NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS (Concluded)

NOTE 11--IMPACT OF YEAR 2000 (Unaudited)

Because TIAA provides all administrative support for TIAA-CREF Life, TIAA is the owner and operator of all computer systems and software used by TIAA-CREF Life. To the best of our knowledge, all of TIAA's internal systems and those of its service providers are functioning normally in the Year 2000 environment. Management will continue to monitor its mission critical computer applications and those of its suppliers and vendors throughout the Year 2000 to ensure that any latent Year 2000 matters that may arise are addressed promptly.

                            Part C--OTHER INFORMATION


Item 24. Financial Statements and Exhibits

     Part A: None


     Part B: Includes the following financial statements of the Separate Account and TIAA-CREF Life Insurance Company:

                                                             Page
                                                             -----
TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

Audited Financial Statements-Stock Index Account
 December 31, 1999:
   Report of Management Responsibility ...................   B-8
   Report of Independent Auditors ........................   B-9
   Statement of Assets and Liabilities ...................   B-10
   Statement of Operations ...............................   B-11
   Statement of Changes in Net Assets ....................   B-12
   Notes to Financial Statements .........................   B-13

Audited Financial Statements-Growth Equity, Growth & Income,
International Equity, Social Choice Accounts
 March 10, 2000:

   Report of Management Responsibility ...................   B-15
   Report of Independent Auditors ........................   B-16
   Statement of Assets and Liabilities ...................   B-17
   Statement of Operations ...............................   B-18
   Statement of Changes in Net Assets ....................   B-19
   Notes to Financial Statements .........................   B-20

TIAA-CREF LIFE INSURANCE COMPANY

Audited Statutory-Basis Financial Statements
 December 31, 1999:

   President's Letter ....................................   B-22
   Report of Management Responsibility ...................   B-23
   Report of Independent Auditors ........................   B-24
   Balance Sheets ........................................   B-25
   Statements of Operations ..............................   B-26
   Statement of Changes in Capital and Surplus ...........   B-27
   Statements of Cash Flows ..............................   B-28
   Notes to Financial Statements .........................   B-29

[TIAA
CREF logo]


(b)  Exhibits

     (1) Resolutions of the Board of Directors of TIAA-CREF Life establishing the Registrant(1)

     (2)  None(1)

     (3) (A) Distribution Agreement by and among TIAA-CREF Life, TIAA-CREF Life on behalf of the Registrant, and Teachers Personal Investors Services, Inc. (TPIS)(2)

          (B) Selling Agreement between TPIS and TIAA-CREF Individual and Institutional Services, Inc. and Amendment thereto 1

     (4)  Forms of Personal Annuity Select Contract*

     (5)  Forms of Application for Personal Annuity Select Contract*

     (6)  (A)  Charter of TIAA-CREF Life2

          (B)  Bylaws of TIAA-CREF Life2

     (7)  None

     (8)  Participation/Distribution Agreement with TIAA-CREF Life Funds2

     (9)  Consent of Charles H. Stamm, Esquire*

     (10) (A)  Consent of Sutherland Asbill & Brennan LLP*

          (B)  Consent of Ernst & Young LLP*

     (11) None

     (12) Seed money memorandum*

     (13) Schedule of Computation of Performance Information2

     (14) Financial Data Schedule--not required

------------
* Filed herein.

(1) Previously filed as part of the initial filing of this Registration Statement on August 18, 1998.

(2) Previously filed as part of the Pre-Effective Amendments Nos. 1 and 2 to this Registration Statement, on December 7, 1998 and December 22, 1998, respectively.

Item 25. Directors and Officers of the Depositor

                                        Positions and Officers
Name and Principal Business Address     with the Depositor
-----------------------------------     ------------------
Scott C. Evans                          Director
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York 10017-3206

Richard L. Gibbs                        Director, Executive Vice President
TIAA-CREF Life Insurance Company        and Chief Financial Officer
730 Third Avenue
New York, New York 10017-3206

Don W. Harrell                          Director
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York 10017-3206

[TIAA
CREF logo]

                                        Positions and Officers
Name and Principal Business Address     with the Depositor
-----------------------------------     ------------------
Larry D. Hershberger                    Director, Senior Vice President
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York 10017-3206

Matina S. Horner                        Director
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York 10017-3206

Martin L. Leibowitz                     Director
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York 10017-3206

John J. McCormack                       Director
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York 10017-3206

John A. Putney, Jr.                     Director
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York 10017-3206

Larry Rubin                             Director and Chief Actuary
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York 10017-3206

John A. Somers                          Director
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York 10017-3206

Charles H. Stamm                        Director
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York 10017-3206

Thomas G. Walsh                         President and Director
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York 10017-3206

Richard J. Adamski                      Vice President
TIAA-CREF Life Insurance Company        and Treasurer
730 Third Avenue
New York, New York 10017-3206

Morlee Miller                           Chief Administrative Officer
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York 10017-3206

[TIAA
CREF logo]

                                        Positions and Officers
Name and Principal Business Address     with the Depositor
-----------------------------------     ------------------
Michael T. O'Kane                       Chief Investment
TIAA-CREF Life Insurance Company        Officer
730 Third Avenue
New York, New York 10017-3206

Gary Chinery                            Assistant Treasurer
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York 10017-3206

Kathy VanNoy Pineda                     Director, Compliance
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York 10017-3206

Roderic Eaton                           Assistant Investment Officer
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York 10017-3206

Martin Snow                             Illustration Actuary
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York 10017-3206

Matthew Daitch                          Assistant Actuary
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York 10017-3206

Mark L. Serlen                          Secretary
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York 10017-3206

Benjamin Leiser                         Assistant Secretary
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York 10017-3206

Bruce Wallach                           Assistant Secretary
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York 10017-3206

Roger Vellkamp                          Assistant Secretary
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York 10017-3206

Edward J. Leahy                         Assistant Secretary
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York 10017-3206

[TIAA
CREF logo]

Item 26. Persons Controlled by or under Common Control with the Depositor or Registrant

TIAA-CREF Life Insurance Company, the depositor, is a direct wholly-owned subsidiary of TIAA-CREF Enterprises, Inc., a direct wholly-owned subsidiary of Teachers Insurance and Annuity Association of America (TIAA). The following companies are subsidiaries of TIAA and are included in the consolidated financial statements of TIAA. All TIAA subsidiary companies are Delaware corporations, except as indicated. All trusts are Pennsylvania business trusts.

AIC Properties, Inc.                    Teachers Boca Properties II, Inc.
BT Properties, Inc.                     Teachers Boca Properties III, Inc.
College Credit Trust                    Teachers Mayflower, LLC
DAN Properties, Inc.                    Teachers Pennsylvania Realty, Inc.
ETC Repackaging, Inc.                   Teachers Personal Investors Services, Inc.
Illinois Teachers Properties, Inc.      Teachers Properties, Inc.
JV Florida One, Inc.                    Teachers REA, LLC
JV Florida Four, Inc.                   Teachers REA II, LLC
JV Georgia One, Inc.                    Teachers REA III, LLC
JV Maryland Two, Inc.                   Teachers Realty Corporation
JV Michigan Three, Inc.                 Teachers West, LLC
JV Minnesota One, Inc.                  TEO-NP, LLC
JV North Carolina One, Inc.             TIAA Realty, Inc.
JWL Properties, Inc.                    TIAA Retail Commercial, LLC
Liberty Place Retail, Inc.              TIAA Timberlands I, LLC
Liberty Place Retail II, Inc.           TIAA Timberlands II, LLC
Light Street Partners, LLP              TIAA-CREF Enterprises, Inc.
Macallister Holdings, Inc.              TIAA-CREF Individual & Institutional Services, Inc.
MN Properties, Inc.                     TIAA-CREF Investment Management, LLC
M.O.A. Enterprises, Inc.                TIAA-CREF Life Insurance Company
M.O.A. Investors I, Inc.                TIAA-CREF Tuition Financing, Inc.
ND Properties, Inc.                     TIAA-CREF Trust Company, FSB
OWP Hawaii, LLC                         TIAA-Fund Equities, Inc.
Savannah Teachers Properties, Inc.      TPI Housing, Inc.
T114 Properties, Inc.                   Washington Teachers Properties II, Inc.
T-Investment Properties Corp.           WRC Properties, Inc.
T-Land Corp.                            730 Properties, Inc.
TCT Holdings, Inc.                      730 Penn. Hotel Properties I, Inc.
Teachers Advisors, Inc.                 730 Texas Forest Holdings, Inc.
                                        485 Properties, LLC

     (1)  All subsidiaries are Delaware corporations except as follows:

A)   Pennsylvania non-stock, non-profit corporations:
          Liberty Place Retail, Inc.
          Teachers Pennsylvania Realty, Inc.
          Teachers Realty Corporation

B)   College Credit Trust, a New York Trust

C)   TIAA-CREF Life Insurance Company is a New York corporation.

D)   TIAA-CREF Trust Company, FSB is a Federal Savings Bank.

     (2)  All subsidiaries are 100% owned directly by TIAA, except as follows:

A) TIAA-CREF Enterprises, Inc. owns 100% of the stock of Teachers Advisors, Inc., Teachers Personal Investors Services, Inc., TIAA-CREF Life Insurance Company, TIAA-CREF Tuition Financing, Inc. and TCT Holdings, Inc.

B)   TCT Holdings, Inc. owns 100% of TIAA-CREF Trust Company, FSB.

C) Macallister Holdings, Inc. owns 100% of T-Investment Properties Corp. and T-Land Corp.

D)   Teachers Properties, Inc. owns 100% of TPI Housing, Inc.

[TIAA
CREF logo]

E) 730 Properties, Inc. owns 100% of the stock of 730 Penn. Hotel Properties I, Inc.

     (3) All subsidiaries have as their sole purpose the ownership of investments which could, pursuant to New York State Insurance Law, be owned by TIAA itself, except the following:

A) Teachers Advisors, Inc., which provides investment advice for the Registrant and others.

B) Teachers Personal Investors Services, Inc., which provides broker-dealer services for the Registrant and others.

C) TIAA-CREF Investment Management, LLC, which provides investment advice for College Retirement Equities Fund.

D) TIAA-CREF Individual & Institutional Services, Inc., which provides broker-dealer and administrative services for College Retirement Equities Fund.

E) TCT Holdings, Inc., which is a unitary thrift holding company, was formed for the sole purpose of holding stock of a federal chartered savings bank.

F) TIAA-CREF Life Insurance Company, which is a subsidiary life insurance company of TIAA, is licensed under the State of New York to market certain life insurance products not currently offered by TIAA.

G)   TIAA-CREF Trust Company, FSB which is a federal chartered savings bank.

H) TIAA-CREF Tuition Financing, Inc. which was formed to administer tuition assistance plans.

Item 27. Number of Contractowners

As of December 31, 1999, there were 1,889 owners of contracts of the class presently offered by this Registration Statement.

Item 28. Indemnification

The TIAA-CREF Life bylaws provide that TIAA-CREF Life will indemnify, in the manner and to the fullest extent permitted by law, each person made or threatened to be made a party to any action, suit or proceeding, whether or not by or in the right of TIAA-CREF Life, and whether civil, criminal, administrative, investigative or otherwise, by reason of the fact that he or she or his or her testator or intestate is or was a director, officer or employee of TIAA-CREF Life, or is or was serving at the request of TIAA-CREF Life as director, officer or employee of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, if such director, officer or employee acted, in good faith, for a purpose which he reasonably believed to be in, or in the case of service for any other corporation or any partnership, joint venture trust, employee benefit plan or other enterprise, not opposed to, the best interests of TIAA-CREF Life and in criminal actions or proceedings, in addition, had no reasonable cause to believe his or her conduct was unlawful. To the fullest extent permitted by law such indemnification shall include judgments, fines, amounts paid in settlement, and reasonable expenses, including attorneys' fees. No payment of indemnification, advance or allowance under the foregoing provisions shall be made unless a notice shall have been filed with the Superintendent of Insurance of the State of New York not less than thirty days prior to such payment specifying the persons to be paid, the amounts to be paid, the manner in which payment is authorized and the nature and status, at the time of such notice, of the litigation or threatened litigation.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to officers and directors of the Depositor, pursuant to the foregoing provision or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director or officer in connection with the successful defense of any action, suit or proceeding) is asserted by a director or officer in connection with the securities being registered, the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in that Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters

(a) Teachers Personal Investors Service, Inc. ("TPIS"), acts as principal underwriter for Registrant, TIAA Separate Account VA-1, TIAA-CREF Life Funds, TIAA-CREF Mutual Funds, and TIAA-CREF Institutional Mutual Funds.

[TIAA
CREF logo]

(b) The officers of TPIS and their positions and offices with TPIS and the Registrant are listed in Schedule A of Form BD as currently on file with the Commission (File No. 8-47051), the text of which is hereby incorporated by reference.

(c)  Not Applicable.

Item 30. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained at the Registrant's home office, 730 Third Avenue, New York, New York 10017, and at other offices of the Registrant located at 750 Third Avenue and 485 Lexington Avenue, both in New York, New York 10017. In addition, certain duplicated records are maintained at Pierce Leahy Archives, 64 Leone Lane, Chester, New York 10918.

Item 31. Management Services

Not Applicable.

Item 32. Undertakings and Representations

(a) The Registrant undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) The Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

(c) The Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under Form N-4 promptly upon written or oral request.

(d) TIAA-CREF Life represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by TIAA-CREF Life. TIAA-CREF Life bases its representation on its assessment of all of the facts and circumstances, including such relevant factors, as: the nature and extent of such services, expenses and risks; the need for TIAA-CREF Life to earn a profit; and the degree to which the contracts include innovative features. This representation applies to all contracts sold pursuant to this Registration Statement, including those sold on the terms specifically described in the Prospectus contained herein, or any variations therein, based on supplements, endorsements, or riders to any Contracts or prospectus, or otherwise.

[TIAA
CREF logo]

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, TIAA-CREF Life Separate Account VA-1 has duly caused this Registration Statement to be signed on its behalf, in the City of New York and State of New York on the 22nd day of March, 2000.

                                    TIAA-CREF LIFE SEPARATE ACCOUNT VA-1


                                    By: TIAA-CREF Life Insurance Company
                                        (On behalf of the Registrant and itself)

                                    By /s/ Thomas G. Walsh
                                       -------------------
                                       Thomas G. Walsh
                                       President

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                    Title                               Date
---------                    -----                               ----

/s/ Thomas G. Walsh          President (Principal Executive      3/22/00
--------------------------   Officer) and Director
    Thomas G. Walsh

/s/ Richard L. Gibbs         Executive Vice President and        3/22/00
--------------------------   Chief Financial Officer
    Richard L. Gibbs         (Principal Financial and
                             Accounting Officer) and Director

[TIAA
CREF logo]

Signature                    Title                               Date
---------                    -----                               ----

/s/ Scott C. Evans                                               3/22/00
--------------------------
    Scott C. Evans

/s/ Dennis D. Foley                                              3/22/00
--------------------------
    Dennis D. Foley

/s/ Richard L. Gibbs                                             3/22/00
--------------------------
    Richard L. Gibbs

/s/ Don W. Harrell                                               3/22/00
--------------------------
    Don W. Harrell

/s/ Larry D. Hershberger                                         3/22/00
--------------------------
    Larry D. Hershberger

/s/ Martina S. Horner                                            3/22/00
--------------------------
    Martina S. Horner

/s/ Martin L. Leibowitz                                          3/22/00
--------------------------
    Martin L. Leibowitz

/s/ John J. McCormack                                            3/22/00
--------------------------
    John J. McCormack

/s/ John A. Putney, Jr.                                          3/22/00
--------------------------
    John A. Putney, Jr.

/s/ Larry Rubin                                                  3/22/00
----------------------
    Larry Rubin

/s/ John A. Somers                                               3/22/00
----------------------
    John A. Somers

/s/ Charles H. Stamm                                             3/22/00
----------------------
    Charles H. Stamm

/s/ Thomas G. Walsh                                              3/22/00
----------------------
    Thomas G. Walsh

[TIAA
CREF logo]

                                  Exhibit Index

(4)  Forms of Personal Annuity Select Contract

(5)  Forms of Application for Personal Annuity Select Contract

(9)  Consent of Charles H. Stamm, Esquire

(10) (A)  Consent of Sutherland Asbill & Brennan LLP

     (B)  Consent of Ernst & Young LLP

(12) Seed money memorandum